UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

Item 1.	Reports to Stockholders.

Annual Report

October 31, 2017

Fund Adviser:

Granite Investment Advisors, LLC

6 Eagle Square, 3rd Floor

Concord, New Hampshire 03301

Toll Free (603) 226-6600

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

The Fund’s performance for the year ended October 31, 2017 was 16.50% versus the S&P 500 Total Return 23.63%.

The top performing stocks for the last year were:

Boeing Co.
Citigroup
Apple Inc.
Berkshire Hathaway Cl. B
General Motors

The worst performing stocks for the last year were:

Schlumberger
General Electric
Mattel, Inc.
Viacom Inc. – Cl. B
Southwestern Energy Co.

On December 15, 2017 the fund will close. We would like to take this opportunity to thank all of the shareholders for their trust and confidence placed in us.

Sincerely,

Scott B. Schermerhorn and Timothy S. Lesko

1

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended October 31, 2017)
	One Year	Five Year	Since Inception (December 22, 2011)
Granite Value Fund	16.50%	7.94%	8.89%
S&P 500® Index**	23.63%	15.18%	15.48%
Russell 1000® Value Index**	17.78%	13.48%	14.15%

Total annual operating expenses, as disclosed in the Granite Value Fund (the “Fund”) prospectus dated February 28, 2017, were 2.88% of average daily net assets (1.36% after fee waivers/expense reimbursements by Granite Investment Advisors, LLC (the “Adviser”). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2018, so that the Total Annual Fund Operating Expenses does not exceed 1.35%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees and extraordinary expenses and indirect expenses (such as “acquired fund fees and expenses”). Additional information pertaining to the Fund’s expense ratios as of October 31, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-603-226-6600.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

2

INVESTMENT RESULTS – (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 22, 2011 (commencement of Fund operations) and held through October 31, 2017. The S&P 500® Index and Russell 1000® Value Index are widely recognized unmanaged indices of equity securities and are representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-603-226-6600. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Fund is to seek long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4

GRANITE VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Common Stocks – 99.43%	Shares	Fair Value
Consumer Discretionary – 12.33%
Carnival Corp.	4,145	$275,187
Comcast Corp., Class A	7,350	264,820
General Motors Co.	6,965	299,356
TJX Cos., Inc./The	2,760	192,648
Viacom, Inc., Class B	6,915	166,167
Whirlpool Corp.	930	152,455

		1,350,633

Consumer Staples – 12.41%
Coca-Cola Co./The	2,365	108,743
CVS Health Corp.	2,550	174,752
Danone SA ADR	23,575	387,573
Unilever PLC ADR	6,840	387,486
Wal-Mart Stores, Inc.	3,440	300,346

		1,358,900

Energy – 12.06%
Cimarex Energy Co.	1,550	181,242
Royal Dutch Shell PLC ADR	6,740	440,526
Schlumberger Ltd.	2,755	176,320
Southwestern Energy Co. *	23,020	127,761
Tenaris SA ADR	7,545	205,601
Transocean Ltd. *	17,975	188,738

		1,320,188

Financials – 20.15%
Alleghany Corp. *	605	342,563
American International Group, Inc.	2,785	179,939
Bank of New York Mellon Corp./The	4,260	219,177
Berkshire Hathaway, Inc., Class B *	3,120	583,253
Brighthouse Financial, Inc. *	3,739	232,491
Citigroup, Inc.	6,155	452,392
MetLife, Inc.	3,680	197,174

		2,206,989

Health Care – 15.14%
Abbott Laboratories	6,305	341,920
C.R. Bard, Inc.	600	196,242
Gilead Sciences, Inc.	3,210	240,622
Johnson & Johnson	1,580	220,268
McKesson Corp.	1,810	249,563
Merck & Co., Inc.	3,680	202,731
UnitedHealth Group, Inc.	980	206,016

		1,657,362

See accompanying notes which are an integral part of these financial statements.

5

GRANITE VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

October 31, 2017

Common Stocks – 99.43% – continued	Shares	Fair Value
Industrials – 8.95%
Boeing Co./The	855	$220,573
General Electric Co.	7,240	145,958
Honeywell International, Inc.	2,095	302,015
United Technologies Corp.	2,600	311,376

		979,922

Information Technology – 10.65%
Apple, Inc.	2,265	382,876
Microsoft Corp.	4,185	348,108
Oracle Corp.	8,550	435,195

		1,166,179

Materials – 1.99%
Agrium, Inc.	2,000	217,840

Real Estate – 1.81%
Tanger Factory Outlet Centers, Inc.	8,700	197,925

Telecommunication Services – 1.53%
AT&T, Inc.	4,985	167,745

Utilities – 2.41%
Calpine Corp. *	17,675	264,064

Total Common Stocks (Cost $9,032,135)		10,887,747

Money Market Securities – 0.64%
Fidelity Money Market Government Portfolio, Institutional Class, 0.96% (a)	70,667	70,667

Total Money Market Securities (Cost $70,667)		70,667

Total Investments – 100.07% (Cost $9,102,802)		10,958,414

Liabilities in Excess of Other Assets – (0.07)%		(7,769)

NET ASSETS – 100.00%		$10,950,645

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.

*	Non-income producing security.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

6

GRANITE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

Assets
Investments in securities at fair value (cost $9,102,802)	$10,958,414
Dividends receivable	9,471
Receivable from Adviser	2,790
Prepaid expenses	9,812

Total Assets	10,980,487

Liabilities
Payable to Administrator	6,875
Payable to custodian	600
Other accrued expenses	22,367

Total Liabilities	29,842

Net Assets	$10,950,645

Net Assets consist of:
Paid-in capital	$8,544,038
Accumulated undistributed net investment income	59,507
Accumulated undistributed net realized gain from investments	491,488
Net unrealized appreciation on investments	1,855,612

Net Assets	$10,950,645

Shares outstanding (unlimited number of shares authorized, no par value)	748,039

Net asset value, offering and redemption price per share (a)	$14.64

(a)	The Fund charges a 2.00% redemption fee on shares redeemed in 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

7

GRANITE VALUE FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2017

Investment Income
Dividend income (net of foreign taxes withheld of $4,318)	$233,908

Total investment income	233,908

Expenses
Investment Adviser	104,309
Administration	37,500
Fund accounting	25,000
Transfer agent	20,022
Audit and tax	17,900
Legal	17,165
Registration	15,585
Report printing	10,155
Trustee	6,507
Custodian	3,600
Miscellaneous	28,413

Total expenses	286,156

Fees waived and reimbursed by Adviser	(145,209)

Net operating expenses	140,947

Net investment income	92,961

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	471,597
Net change in unrealized appreciation of investment securities	1,002,427

Net realized and unrealized gain on investments	1,474,024

Net increase in net assets resulting from operations	$1,566,985

See accompanying notes which are an integral part of these financial statements.

8

GRANITE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$92,961	$101,076
Net realized gain on investment transactions	471,597	384,642
Net change in unrealized appreciation (depreciation) of investments	1,002,427	(398,113)

Net increase in net assets resulting from operations	1,566,985	87,605

Distributions
From net investment income	(88,414)	(53,723)
From net realized gains	(253,158)	–

Total distributions	(341,572)	(53,723)

Capital Transactions
Proceeds from shares sold	510,986	591,824
Reinvestment of distributions	286,875	44,897
Amount paid for shares redeemed	(744,947)	(1,719,950)

Net increase (decrease) in net assets resulting from capital transactions	52,914	(1,083,229)

Total Increase (Decrease) in Net Assets	1,278,327	(1,049,347)

Net Assets
Beginning of year	9,672,318	10,721,665

End of year	$10,950,645	$9,672,318

Accumulated undistributed net investment income included in net assets at end of period	$59,507	$74,852

Share Transactions
Shares sold	36,644	45,877
Shares issued in reinvestment of distributions	21,172	3,558
Shares redeemed	(53,872)	(136,304)

Net increase (decrease) in shares outstanding	3,944	(86,869)

See accompanying notes which are an integral part of these financial statements.

9

GRANITE VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Selected Per Share Data:
Net asset value, beginning of year	$13.00	$12.90	$14.22		$13.84	$11.24

Investment operations:
Net investment income	0.13	0.14	0.05		0.02	0.02
Net realized and unrealized gain (loss) on investments	1.98	0.03 (a)	(0.80)		0.74	2.68

Total from investment operations	2.11	0.17	(0.75)		0.76	2.70

Less distributions to shareholders from:
Net investment income	(0.12)	(0.07)	(0.03)		(0.02)	(0.10)
Net realized gains	(0.35)	–	(0.54)		(0.36)	–

Total distributions	(0.47)	(0.07)	(0.57)		(0.38)	(0.10)

Paid in capital from redemption fees	–	–	–		– (b)	–

Net asset value, end of year	$14.64	$13.00	$12.90		$14.22	$13.84

Total Return (c)	16.50%	1.30%	-5.37%		5.65%	24.21%
Ratios and Supplemental Data:
Net assets, end of year (000)	$10,951	$9,672	$10,722		$13,212	$10,577
Ratio of net expenses to average net assets	1.35%	1.35%	1.36	%(d)	1.35%	1.35%
Ratio of expenses to average net assets before waiver and reimbursement	2.74%	2.87%	2.53%		2.39%	3.32%
Ratio of net investment income to average net assets	0.89%	1.02%	0.40%		0.17%	0.27%
Portfolio turnover rate	17%	31%	32%		30%	33%

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(b)	Resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Includes 0.01% overdraft fees.

See accompanying notes which are an integral part of these financial statements.

10

GRANITE VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017

NOTE 1. ORGANIZATION

The Granite Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations December 22, 2011. The Fund’s investment adviser is Granite Investment Advisors, LLC. (the “Adviser”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund liquidated effective December 15, 2017.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations, when incurred. During the fiscal year ended October 31, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

11

GRANITE VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For fiscal year ended October 31, 2017, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) from Investments
$(19,892)	$19,892

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

12

GRANITE VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing agent at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$10,887,747	$–	$–	$10,887,747
Money Market Securities	70,667	–	–	70,667
Total	$10,958,414	$–	$–	$10,958,414

*	Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of October 31, 2017 based on input levels assigned at October 31, 2016.

13

GRANITE VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2017, the Adviser earned a fee of $104,309 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through February 28, 2018, so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.35% of the Fund’s average daily net assets. The operating expense limitation also excludes any fees and expenses of acquired funds.

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three fiscal years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of October 31, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $444,003 from the Fund no later than October 31, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended October 31, 2017, the Administrator earned fees of $37,500 for administration services, $25,000 for fund accounting services and $20,022 for transfer agent services. At October 31, 2017, the Fund owed the Administrator $6,875 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing. The 12b-1 Plan has not been activated as of October 31, 2017.

NOTE 5. PURCHASES AND SALES

For the fiscal year ended October 31, 2017, purchases and sales of investment securities, other than short-term investments and U.S. government obligations, were as follows:

Purchases	$1,808,517
Sales	$1,892,194

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2017.

14

GRANITE VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2017, Charles Schwab & Co., Inc. for the benefit of its customers, owned 49.23%.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$2,353,209
Gross depreciation	(497,603)

Net appreciation on investments	$1,855,606

At October 31, 2017, the aggregate cost of securities for federal income tax purposes was $9,102,808. At October 31, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of gains on wash sales.

On November 29, 2017 the Fund paid an income distribution of $0.09006 per share, short-term capital gain of $0.005277 per share, and a long-term capital gain of $3.154998 per share to shareholders of record on November 28, 2017.

The tax characterization of distributions for the fiscal year ended October 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from:
Ordinary Income*	$88,341	$53,723
Long-Term Capital Gains	$253,231	$–

Total Distributions	$341,572	$53,723

*	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$65,634
Undistributed long-term capital gain	487,653
Accumulated capital and other losses	(2,286)
Net unrealized appreciation	1,855,606

$2,406,607

15

GRANITE VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

The Board has determined to liquidate the Fund and to cease operations of the Fund due to the Adviser’s business decision that it no longer is economically feasible to continue managing the Fund because of the Fund’s small size and the difficulty encountered in attracting and maintaining assets. The Fund is no longer accepting purchase orders for its shares and it will close effective as of December 15, 2017.

16

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Granite Value Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Granite Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Granite Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Subsequent to October 31, 2017, the Board of Trustees of Valued Advisers Trust approved the liquidation of Granite Value Fund, as disclosed in Note 9 to the financial statements.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 27, 2017

17

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Granite Value Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period* May 1, 2017 – October 31, 2017
Actual	$1,000.00	$1,024.65	$6.89
Hypothetical**	$1,000.00	$1,018.40	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

18

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the independent trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 50 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Wealth Management, LLC (since April 2014).	None.
Ira Cohen, 58 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 55 Trustee Since March 2017	Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

19

The following table provides information regarding the officers of the Trust:

Name, Address*, Age, Position with Trust,**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bo J. Howell, 36 Principal Executive Officer and President Since March 2017	Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014). Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 – 2014).	None.
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.
Matthew J. Miller, 41 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1998 to December 2015), most recently Vice President of Relationship Management (2005 to December 2015).

None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

20

Name, Address*, Age, Position with Trust,**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bryan W. Ashmus, 44 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.
Stephen L. Preston, 50 AML Officer since June 2017	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC (since June 2011); Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (603) 226-6600 to request a copy of the SAI or to make shareholder inquiries.

21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on June 8, 2017, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Granite Agreement”) between Valued Advisers Trust (the “Trust”) and Granite Investment Advisors, LLC (“Granite”) with respect to the Granite Value Fund (the “Granite Fund”). Granite provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between Granite and the Trust for the Granite Fund. They reflected upon the Board’s prior experience with Granite in managing the Granite Fund, as well as their earlier discussions with Granite.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Granite Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Granite and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Granite Fund by Granite; (ii) quarterly assessments of the investment performance of the Granite Fund; (iii) commentary on the reasons for the performance; (iv) presentations by Granite addressing its investment philosophy, investment strategy, personnel, and operations of Granite; (v) compliance and audit reports concerning the Granite Fund and Granite; (vi) disclosure information contained in the registration statement of the Trust for the Granite Fund and Granite’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Granite Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about Granite, including its financial information; a description of its personnel and the services it provides to the Granite Fund; information on Granite’s investment advice and performance; summaries of the Granite Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Granite Fund; and (c) the benefits to be realized by Granite from its relationship with the Granite Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Granite Agreement and each Trustee may have afforded different weight to the various factors.

1.	The nature, extent, and quality of the services to be provided by Granite. In this regard, the Board considered Granite’s responsibilities under the Granite Agreement. The Trustees considered the services being provided by Granite to the Granite Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Granite Fund’s investment objectives and limitations, Granite’s coordination of services for the Granite Fund among the Granite Fund’s service providers, and Granite’s efforts to promote the Granite Fund and grow its assets. The Trustees considered Granite’s continuity of, and commitment to retain, qualified personnel and Granite’s commitment to maintain its resources and systems and options that allow the Granite Fund to maintain its goals, and Granite’s continued cooperation with the Independent Trustees and Counsel for the Granite Fund. The Trustees considered Granite’s methods of operation and its personnel, including their education and experience; and Granite’s compliance program, policies, and procedures. The Trustees considered Granite’s efforts to engage an outside marketing firm. After considering the foregoing information and further information in the Meeting materials provided by Granite, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Granite to the Granite Fund were satisfactory and adequate.

2.

Investment Performance of the Granite Fund and Granite. In considering the investment performance of the Granite Fund and Granite, the Trustees compared the performance, including the year-to-date, 1-year, 3-year, 5-year, and since inception annualized returns of the Granite Fund (for the periods ending March 31, 2017) with the performance of funds in the same Morningstar category, and with the performance of the Granite Fund’s benchmark. The Trustees also considered the consistency of Granite’s management of the Granite Fund with its investment objective, strategies, and limitations. The Trustees noted that the Granite Fund’s performance for all periods was below the category average and median, and was below the performance of the benchmark. The Trustees also considered the

22

performance of Granite’s separate accounts that were managed in a manner similar to that of the Granite Fund and they noted that the performance was relatively comparable and that Granite’s explanations for the differences in performance were acceptable. The Trustees took into consideration discussions with a representative of Granite regarding the reasons for the performance of the Granite Fund. After reviewing and discussing the investment performance of the Granite Fund further, Granite’s experience managing the Granite Fund, the Granite Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Granite Fund and Granite was satisfactory.

3.	The costs of the services to be provided and profits to be realized by Granite from the relationship with the Granite Fund. In considering the costs of services to be provided and the profits to be realized by Granite from the relationship with the Granite Fund, the Trustees considered: (1) Granite’s financial condition; (2) the asset levels of the Granite Fund; (3) the overall expenses of the Granite Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Granite regarding its profits associated with managing the Granite Fund. The Trustees also considered potential benefits for Granite in managing the Granite Fund. The Trustees then compared the fees and expenses of the Granite Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Granite Fund’s management fee was higher than its peer average and median, as was the net operating expense ratio, although the Trustees noted that other funds in the peer group had higher management fees and net operating expense ratios. The Trustees discussed the difference between the fees charged to the Granite Fund as compared to the fees charged to Granite’s separately managed accounts with investment strategies and objectives similar to the Granite Fund. They acknowledged the increased resources required to manage the Granite Fund, including increased compliance and administrative costs. Based on the foregoing, the Board concluded that the fees to be paid to Granite by the Granite Fund and the profits to be realized by Granite, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Granite.

4.	The extent to which economies of scale would be realized as the Granite Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Granite Fund’s investors. In this regard, the Board considered the Granite Fund’s fee arrangements with Granite. The Board considered that while the management fee remained the same at all asset levels, the Granite Fund’s shareholders had experienced benefits from the Granite Fund’s expense limitation arrangement. The Trustees noted Granite’s representation of its current intent to keep the expense limitation arrangement in place into the near future. The Trustees also noted that once the Granite Fund’s expenses fell below the cap set by the arrangement, the Granite Fund’s shareholders would continue to benefit from the economies of scale under the Granite Fund’s agreements with service providers other than Granite. In light of its ongoing consideration of the Granite Fund’s asset levels, expectations for growth in the Granite Fund, and fee levels, the Board determined that the Granite Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Granite.

5.	Possible conflicts of interest and benefits to Granite. In considering Granite’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Granite Fund; the basis of decisions to buy or sell securities for the Granite Fund and/or Granite’s other accounts; and the substance and administration of Granite’s Code of Ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Granite’s potential conflicts of interest. The Trustees considered Granite’s policies with respect to the use of soft dollars. The Trustees noted that Granite benefited from the Granite Fund in that it is able to utilize the Granite Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees did not identify any other potential benefits (other than the management fee) that would be realized by Granite. Based on the foregoing, the Board determined that the standards and practices of Granite relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Granite Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Granite Agreement between the Trust and Granite.

23

ADDITIONAL FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2017, the Fund designated $253,231 as long-term capital gain distributions.

24

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾   Social Security number

◾   account balances and account transactions

◾   account transactions, transaction or loss history and purchase history

◾   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-603-226-6600.

25

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾   open an account or deposit money

◾   buy securities from us or sell securities to us

◾   make deposits or withdrawals from your account or provide account information

◾   give us your account information

◾   make a wire transfer

◾   tell us who receives the money

◾   tell us where to send the money

◾   show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾   affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Valued Advisers Trust doesn’t jointly market financial products or services to you.

26

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (603) 226-6600 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Stephen L. Preston, Anti-Money Laundering Officer

INVESTMENT ADVISER

Granite Investment Advisors, LLC

6 Eagle Square, 3rd Floor

Concord, NH 03301

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX)

SMI CONSERVATIVE

ALLOCATION FUND (SMILX)

SMI DYNAMIC

ALLOCATION FUND (SMIDX)

SMI BOND FUND (SMIUX)

SMI 50/40/10 FUND (SMIRX)

ANNUAL REPORT

OCTOBER 31, 2017

Fund Adviser:

SMI Advisory Services, LLC

411 6th Street

Columbus, IN 47201

(877) 764-3863

(877) SMI-FUND

www.smifund.com

“Steady plodding brings prosperity; hasty speculation brings poverty.” Proverbs 21:5

Dear Fellow Shareholder,

The stock market continued its uninterrupted march higher throughout the fiscal year ending October 31, 2017 with most stocks adding healthy gains. Both foreign and domestic markets were strong performers, and domestic stocks were strong across all of SMI’s risk categories.

The S&P 500 total-return index has now had 12 consecutive winning months (Nov-Oct). That’s quite rare, happening for only the second time in the past four decades. This is also just the sixth time since 1950 that more than a year has passed without at least a 5% pull-back for the S&P 500 index. This lack of volatility has been highly unusual by historical standards.

Sustained trends like this are great for SMI’s trend-following strategies, so it’s no surprise they have posted particularly strong performance of late and sport compelling year-to-date numbers as well. While market storm clouds may be rumbling in the distance, the third quarter was a reminder that cashing out of a richly-valued market while it is still rallying can mean leaving considerable gains on the table. These are heady times for stock investors. For the fiscal year ended October 31, 2017, the gain for the S&P 500 was 23.63%. Even more remarkable, SMI’s Sector Rotation strategy was up a stunning 74% in that time! While the significance of this impacts the 10% allocated to it in SMI 50/40/10 Fund, it’s clear there are strong pockets of strength even within a richly-valued market.

When investors are enjoying these types of gains, it’s tough for them to listen to the voice of reason. But the unfortunate reality of investing is that big gains don’t reduce future risk...they increase it. If stocks were risky a year ago (and they were), they are that much more so after another year of growing toward the sky.

SMI readers have heard our many cautions regarding market risk in the current environment, so I’ll keep this brief by limiting myself to just two thoughts.

First, the U.S. has experienced at least one economic recession in every decade since 1850. Some decades had more than one, but every decade has had at least one. So far, the 2010-2019 decade is the lone exception. If we make it through the next two years without a recession, it will be unique in the past 170 years.

Keep in mind that the U.S. stock market typically peaks roughly one year before economic recessions begin. By definition, then, if we see a recession within the next two years, that would imply a stock market peak sometime in the next year.

That said, there are no particularly worrisome signs of recession on the horizon. Markets love political gridlock and expanding earnings, both of which are present right now – at least partially explaining the big gains of the past year. These gains could well continue. For that matter, there’s nothing magical about the “recession every decade” idea other than the fact that it demonstrates that downturns happen with a certain regularity which we’ve been able to push off lately. The current economic expansion is the third longest on record; if it lasts through the end of 2019 it will become the longest. It could happen. But it might not be smart to expect it to.

Second, we’ve emphasized that the change in central bank policy from accommodation to tightening, which took an important step forward in October when the U.S. Federal Reserve (the “Fed”) started intentionally shrinking its balance sheet, is a big deal. Not so much in its immediate impact, which is starting off quite modest (and is more than offset by the continuing stimulus from the European Central Bank and Bank of Japan). But as with QE on the expansion side, the Fed’s recent move has signaled the other central banks to start discussing their own exit strategies from this decade of propping up the economy and financial markets with central bank largesse. If all goes as these central banks have currently outlined, roughly a year from now (Fall 2018) the world will be facing a net tightening of central bank capital for the first time since the financial crisis.

It’s unfortunate that the numbers are so big that they’re barely relatable, but the net impact of this shift is that the financial markets will go from half a trillion dollars’ worth of stimulus in 2016 to a trillion dollars of tightening in 2018. That’s a $1.5 trillion-dollar swing, roughly equivalent to 2% of world GDP. Or put differently, that $1.5 trillion is roughly the size of Canada’s GDP, which is the 10th largest economy in the world. Just as that money materialized out of nothing to buy bonds through QE, it’s scheduled to evaporate, pulling that capital out of the world’s system. It would be noticed if Canada just didn’t show up economically all of a sudden. We certainly expect this significant central bank policy shift will be noticed as well.

Along that same line, courtesy of Baird Advisors’ Mary Ellen Stanek: “Collectively, the Fed, European Central Bank and Bank of Japan own one-third of the global bond market.” Astonishing.

Think ahead

Now that I’ve gone all Debby-Downer on you, what’s the point of all this? Am I telling you to sell and run for the hills? Of course not.

However, an important fact of investing is that when prospective returns are high, that’s when you want to be maximally aggressive. And when prospective returns are low, that’s the time to get more conservative. We know when these times are (roughly) based on valuations, which have a fantastic track record of projecting long-term future returns. Valuation is a lousy short-term timing signal. But it’s great at telling us what type of returns to expect over the next 7-12 years. And with current valuations ranging somewhere between “worst ever” and “only worse before the 1929 and 2000 market peaks,” we know total returns over the next decade aren’t likely to be very good. Usually that means enduring a significant bear market that knocks those valuations down to a more reasonable level. The message here isn’t to sell and run away. It’s that prospective returns are low and risk is high, so keep risk front-of-mind as these fantastic returns continue to roll in. That’s hard to do when Sector Rotation skyrockets +16.1% in a month, as it did in October. But it’s a necessary discipline if you’re going to be a successful long-term investor.

At a minimum, applying this information means sticking to your long-term plan. Just this simple step will keep you ahead of most investors, who unthinkingly get more aggressive as risk increases late in a bull market. Recent high returns entice them to allocate more and more to riskier stocks/strategies – right up until the moment the market trap door swings open beneath them. At a minimum, keep yourself from following that path. Stick to your long-term plan and reallocate back to your baseline allocations at year-end. To be blunt, this is not the time to be increasing your long-term allocation to Sector Rotation!

If you want to be more proactive than that, one approach I’ve long advocated is to gradually shift money away from more aggressive strategies (such as Sector Rotation) as bull markets get over-extended, and re-allocate it to conservative strategies (like Dynamic Asset Allocation “DAA”) that will hold up better in the next downturn. Full disclosure: this process stinks as you’re doing it, because you’re never going to get the timing perfect, which means kicking yourself month by month as the high returns continue – until the market rolls over. Then it’s sweet relief. Naturally, there will come a point in the next bear market when the losses have deepened and accelerated to the point that you want to throw up – that’s your cue to reverse the process and start gradually re-allocating more aggressively again. [Just to be clear, the process outlined in this paragraph is optional – sticking with an appropriate mix of strategy allocations and not making these types of adjustments is perfectly fine. You don’t have to do this to be successful.]

Always be aware of your surroundings

In closing, it’s worth noting that we’re working every day at SMI to figure out ways to protect your capital between now and the next market opportunity. DAA was a huge step in that direction. We continue to look for more breakthroughs along those lines. As we do, be mindful of where we are in this bull/bear market cycle. And make sure your current portfolio is such that if a major market downturn were to occur that you could handle it without it being devastating to your long-term financial progress.

Thankfully, SMI’s success isn’t based on correctly predicting the market’s future. Rather, our approach begins within the context of following God’s protective principles. A strong financial foundation, established by working to become debt-free and creating a savings reserve, provides the strength to weather unexpected setbacks. Allocating your stock/bond mix (that is, setting your risk level) in a way that balances your need for growth and your emotional fear of loss is another key step. We build portfolios based on the principle of diversification, both between and within various asset classes, knowing that performance excellence rotates. Finally, we suggest taking no more risk than is absolutely necessary in order to reach your financial destination. After all, investing isn’t about building the biggest pile of money possible – it’s about meeting your specific financial goals.

Rather than build a portfolio dependent on a particular market prediction coming true, we believe in diversifying your portfolio so it can take advantage of market opportunities while also protecting against its risks. A portfolio that doesn’t fly too high when the market is rising – but also doesn’t dive too low when it’s falling – is much easier to stick with emotionally than one with wider swings of performance. Since the primary struggle most investors face is emotional, we believe constructing portfolios that attempt to minimize these emotional swings gives SMI investors the best chance of long-term investing success.

Performance Review

The recent highs, both for the market and for several of SMI’s model portfolios, have continued month after month. Investors in most of SMI’s strategies have earned strong 12-month results that will help buffer any declines from the next market pullback. SMI has long maintained that it’s exceedingly difficult to predict what the market will do next, so staying invested with a well-diversified portfolio generally makes the most sense.

SMI Funds Fund Upgrading – Funds utilizing this strategy in at least part of their portfolios: SMIFX, SMILX* & SMIRX:

Fund Upgrading has posted strong absolute returns over the past year. SMIFX is up +21.55% over the past 12 months. While that trails the +23.96% of the Wilshire 5000 index and +23.63% of the S&P 500 index, it’s worth noting that large/growth stocks are weighted more heavily within those indexes than within our diversified Fund Upgrading portfolios.

Encouragingly, the relative performance of our Stock Upgrading strategy has improved lately. During the 3rd quarter of 2017, SMIFX gained +6.13%, notably better than the +4.59% and +4.48% gains of the Wilshire 5000 and S&P 500 indexes, respectively. This improved recent performance correlates with adjustments we’ve made to our upgrading process this year. Beginning around mid-2017, we’ve added some higher volatility funds to our fund universe. We’re optimistic that this change will help boost SMIFX’s relative returns in the future.

SMIRX finished the period ranked within the top 1% of Alternative Multi-Strategy funds according to Lipper, and also ranks in the top 1% of Morningstar’s Moderate Allocation Category for the 3 months ended October 31st.

Dynamic Asset Allocation (DAA) – Funds utilizing this strategy in at least part of their portfolios: SMIDX, SMILX* & SMIRX:

Our Dynamic Asset Allocation strategy (DAA) was dramatically impacted by the trend shifts around the 2016 U.S. Presidential election. In fact, October and November of 2016 were the two single worst performance months DAA has had in the past two years (since August 2015).

However, since that adjustment period ended, SMIDX has performed as well as we could have hoped, given the strong market environment. Its 2017 YTD gain (through 10/31) of +11.27% trails the U.S. stock market indices, but is comfortably ahead of the fund’s 60/40 blended benchmark gain of 10.84%. SMIDX is never more than two-thirds invested directly in stocks (though that additional third is sometimes invested in REITS), so for the fund to participate in the upside of this year’s market gains to the degree that it has is encouraging.

DAA is our most defensive strategy (apart from the all-bond SMIUX) and as such is going to have its best relative performance during declining, rather than rising, markets. It doesn’t need to match the market on the way up – as long as it stays close, its overall performance should catch up (and then some) through the completion of the full market cycle.

Being insulated against the potential of a market decline is crucial at this point in the stock-market cycle. We know markets are cyclical, and unfortunately the strong gains of recent years don’t make stocks less risky; they become more vulnerable the further valuations get stretched. As a result, we continue to encourage SMI investors to make DAA a core part of their portfolios, despite the fact that there are other options offering stronger absolute performance currently. It’s hard to favor conservative strategies like DAA right now, given returns of more aggressive strategies have been higher. But conservative strategies like DAA are absolutely the key to helping us navigate the dangerous bear market that likely lies ahead in the not-too-distant future.

*Indicates this fund does not always contain the strategy being described.

Sector Rotation (SR) – Funds utilizing this strategy in at least part of their portfolios: SMIRX:

We’ve run out of superlatives to describe SR’s performance. This strategy was up a stunning +19.6% in the third quarter, only to follow that up with a +16.1% gain in October. Are those facts more or less amazing than the fact that SR has gained +28.2% annualized over the past five years? We’ll let you be the judge.

The SMI newsletter launched SR as a live strategy nearly 14 years ago in November of 2003. Since then, SR investors have enjoyed annualized gains of +16.4% per year. That dwarfs the market’s +9.0% rate of return over the same period. But to really grasp the significance of those annualized numbers, it helps to translate them into actual dollars. A $25,000 initial investment that earned the market’s rate of return would have grown to a healthy $83,405 over those nearly 14 years. But that same investment made in SR would have grown to $207,899 – two-and-a-half times as much!

Compounding a high rate of return over an extended period like that can yield awesome results. The question is whether your portfolio is positioned to take advantage of this type of compounding in the future? If not, consider allocating a portion of your portfolio to SMI’s high-risk, high-reward Sector Rotation strategy.

Bond Upgrading – Funds utilizing this strategy in at least part of their portfolios: SMIUX & SMILX*:

SMIUX earned 1.77% over the year ending 10/31/17, easily beating the 0.90% total return of the Bloomberg Barclays US Aggregate Bond Index. After initially spiking higher immediately following the elections in November 2016, bond yields gradually retreated again as 2017 progressed. Remember, bond prices move in the opposite direction of yields. So the post-election yield spike hurt bond returns, while the eventual drifting back down of yields helped mend those results.

The Fed continued its quest to push short-term interest rates back toward a more historically “normal” range, hiking rates in December 2016 and following up with three more hikes in 2017. While this upward pressure on rates is challenging in terms of hurting the prices of bonds in the portfolio, it is also gradually raising the interest available on newer bonds. This helps make our short-term bond holdings gradually more attractive.

While committing a sizable portion of our portfolio to shorter-term bonds isn’t going to lead to standout returns in the current interest rate environment, it’s a reflection of the middle-of-the-road style we think is appropriate for this fund. Many SMI investors use SMIUX as their sole bond holding, so we want to keep it a relative safe haven rather than taking risks in reaching for higher returns. This helps to reduce volatility in periods of bond market upheaval, such as was experienced immediately following the election last year.

We’d like to direct your attention to the fact that the SMI Bond Fund is closing. This is primarily due to the advisor’s decision that it is no longer economically feasible to continue managing the Fund at its current small size. The Fund has struggled to attract and maintain assets. While we’re disappointed that SMIUX didn’t grow and fulfill our original vision of a thriving bond fund option within the SMI Fund family, there are two positive “silver linings” here. First, of all the SMI strategies, Bond Upgrading is one of the easiest to maintain as an individual investor. The SMI Newsletter provides ongoing instruction for those inclined to manage their bond portfolios on their own.

*Indicates this fund does not always contain the strategy being described.

Going Direct With the SMI Funds

Slightly over two-thirds of the assets in the SMI Funds are owned through accounts held at other organizations (Fidelity, Schwab, TD Ameritrade, etc.). That’s perfectly fine. However, there are some advantages to having your account directly with the SMI Funds rather than through a third party.

The primary advantage of a direct account is the ability to buy or sell shares of the SMI Funds without paying any transaction fees. Most third-party accounts are charged some sort of transaction fee when the SMI Funds are bought or sold. Those fees can add up — particularly if you are regularly buying or selling shares in any of the SMI Funds. When your account is held directly with the SMI Funds, you never have to pay transaction fees. To learn more about moving your account directly to the SMI Funds, visit www.smifund.com or call 1-877-SMI-FUND. We appreciate the confidence you have placed in us to be a faithful steward of your assets, as you strive to be a faithful steward of His assets.

Sincerely,

Mark Biller

Senior Portfolio Manager

The Sound Mind Investing Funds

The SMI Fund lineup, shown below, now offers investors a way to mix and match professionally managed funds to custom tailor the risk level desired for their portfolio. If you’d like assistance customizing your portfolio in this manner, please call a Stewardship Advisor at (800) 796-4975.

PERFORMANCE RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended October 31, 2017)
	Three Months	Six Months	One Year	Five Year	Ten Year
Sound Mind Investing Fund	5.56%	9.73%	21.55%	11.82%	4.67%
Wilshire 5000® Total Market Index(b)	4.87%	8.86%	23.96%	15.16%	7.64%
S&P 500® Index(b)	4.76%	9.10%	23.63%	15.18%	7.51%
SMI Custom Index(c)	5.07%	9.03%	25.57%	13.71%	6.45%

Total annual operating expenses, as disclosed in the Sound Mind Investing Fund’s (“SMI Fund”) prospectus dated February 28, 2017, were 1.97% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. SMI Advisory Services, LLC (the “Adviser”) contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.50% of the SMI Fund’s average daily net assets through February 28, 2018. This expense cap may not be terminated prior to this date except by the Board of Trustees (the “Board”).

Average Annual Total Returns(a) (For the periods ended October 31, 2017)
	Three Months	Six Months	One Year	Five Year	Since Inception (December 30, 2010)
SMI Conservative Allocation Fund	1.44%	3.36%	4.84%	5.00%	4.18%
Wilshire 5000® Total Market Index(b)	4.87%	8.86%	23.96%	15.16%	13.16%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	0.47%	1.58%	0.90%	2.04%	3.28%
Weighted Index(c)	3.10%	5.91%	14.27%	9.87%	9.29%

Total annual operating expenses, as disclosed in the SMI Conservative Allocation Fund’s prospectus dated February 28, 2017, were 1.30% of average daily net assets (1.66% before fee waivers/expense reimbursements by the Adviser), which includes acquired fund fees and expenses and reflects the fee waiver/expense reimbursement discussed below. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.15% of the SMI Conservative Allocation Fund’s average daily net assets through February 28, 2018. Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the SMI Conservative Allocation Fund within the three fiscal years following the date in which the expense was incurred, provided that the SMI Conservative Allocation Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or expense reimbursement. This expense cap may not be terminated prior to this date except by the Board.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended October 31, 2017)
	Three Months	Six Months	One Year	Since Inception (February 28, 2013)
SMI Dynamic Allocation Fund	2.35%	4.91%	7.87%	4.79%
Wilshire 5000® Total Market Index(b)	4.87%	8.86%	23.96%	14.19%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	0.47%	1.58%	0.90%	2.21%
Weighted Index(c)	3.10%	5.91%	14.27%	9.39%

Total annual operating expenses, as disclosed in the SMI Dynamic Allocation Fund’s prospectus dated February 28, 2017, were 1.29% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.45% of the SMI Dynamic Allocation Fund’s average daily net assets through February 28, 2018. This expense cap may not be terminated prior to this date except by the Board.

Average Annual Total Returns(a) (For the periods ended October 31, 2017)
	Three Months	Six Months	One Year	Since Inception (April 28, 2015)
SMI Bond Fund	0.53%	1.97%	1.77%	1.13%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	0.47%	1.58%	0.90%	1.91%

Total annual operating expenses, as disclosed in the SMI Bond Fund’s prospectus dated February 28, 2017, were 1.05% of average daily net assets (2.42% before fee waivers/expense reimbursements by the Adviser). All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 0.85% of the SMI Bond Fund’s average daily net assets through February 28, 2018. Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the SMI Bond Fund within the three fiscal years following the date in which the expense was incurred, provided that the SMI Bond Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or expense reimbursement. This expense cap may not be terminated prior to this date except by the Board.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended October 31, 2017)
	Three Months	Six Months	One Year	Since Inception (April 29, 2015)
SMI 50/40/10 Fund	5.92%	9.97%	17.99%	3.92%
Wilshire 5000® Total Market Index(b)	4.87%	8.86%	23.96%	10.47%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	0.47%	1.58%	0.90%	2.02%
Weighted Index(c)	3.10%	5.91%	14.27%	7.16%

Total annual operating expenses, as disclosed in the SMI 50/40/10 Fund’s prospectus dated February 28, 2017, were 1.95% of average daily net assets (2.26% before fee waivers/expense reimbursements by the Adviser). All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.45% of the SMI 50/40/10 Fund’s average daily net assets through February 28, 2018. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI 50/40/10 Fund within the three fiscal years following the date in which the expense was incurred, provided that the SMI 50/40/10 Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement. This expense cap may not be terminated prior to this date except by the Board.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Sound Mind Investing Fund, SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund and SMI 50/40/10 Fund (each a “Fund” and collectively the “Funds”) may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 764-3863.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Funds’ returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(b)

The Standard & Poor’s 500® Index (“S&P 500”), Wilshire 5000® Total Market Index (“Wilshire 5000”), Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Value Index, Russell 2000® Growth Index and MSCI EAFE Index (collectively, the “Indices”) are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. As of December 13, 2016, the Wilshire 5000 has replaced the S&P 500 as the Sound Mind Investing Fund’s primary benchmark. Given the allocation of the Sound Mind Investing Fund’s portfolio, the Adviser believes that the Wilshire 5000 provides a more accurate comparison.

(c)

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index and the Weighted Index for the SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund and SMI 50/40/10 Fund is comprised of 60% Wilshire 5000 and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on October 31, 2007 and held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on December 30, 2010 (commencement of Fund operations) and held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on February 28, 2013 (commencement of Fund operations) and held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on April 28, 2015 (commencement of Fund operations) and held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on April 29, 2015 (commencement of Fund operations) and held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of investments.

Sound Mind Investing Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “Fund Upgrading” strategy. The fund upgrading investment strategy is a systematic investment approach that is based on the belief of the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the Adviser to be most attractive at the time of analysis.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

DAA – Dynamic Asset Allocation strategy.

SMI Conservative Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund invests in a portfolio of equities and fixed income securities, including securities of other investment companies that focus their investments on equity and fixed income investments. To the extent the Adviser invests the Fund’s assets in equity securities, such investments will consist of investments in other investment companies (i.e., mutual funds), exchange-traded funds (“ETFs”) and pooled investment vehicles, and the Adviser will select such portfolio holdings. The fixed income portion (if any) of the Fund will be comprised of fixed income investment companies and ETFs and individual fixed income securities. The Adviser will use its proprietary “Bond Upgrading” strategy to make all portfolio decisions with respect to investments in fixed income investment companies and ETFs. The Adviser’s “Bond Upgrading” strategy involves the use of momentum based performance indicators of the various bond categories to identify which categories may present the best investment opportunities. The Adviser scores the categories and uses the scores to make decisions on investments in the various categories.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a dynamic asset allocation investment strategy to achieve its investment objective. This is done by investing in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

SMI Bond Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund invests at least 80% of its net assets in a portfolio of fixed income securities, including securities of other investment companies that focus their investments on fixed income investments. The Fund will be comprised of fixed income investment companies and ETFs and individual fixed income securities. The Adviser will use its proprietary “Bond Upgrading” strategy to make all portfolio decisions with respect to investments in fixed income investment companies and ETFs. The Adviser’s “Bond Upgrading” strategy involves the use of momentum based performance indicators of the various bond categories to identify which categories may present the best investment opportunities. The Adviser scores the categories and uses the scores to make decisions on investments in the various categories.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of investments.

SMI 50/40/10 Fund seeks total return. Total return is composed of both income and capital appreciation. The Adviser allocates the Fund’s assets on a 50/40/10 basis among various investment strategies as follows:

•	50% – Dynamic Asset Allocation Strategy

•	40% – Fund Upgrading Strategy

•	10% – Sector Rotation Strategy

The Sector Rotation Strategy involves the Adviser selecting from a universe of mutual funds and ETFs it has compiled using proprietary methods. This universe is specifically designed by the Adviser to balance exposure to a wide variety of market sectors and industries. This universe includes both leveraged and non-leveraged funds. The Adviser ranks these funds based on their recent performance across multiple short-term performance periods, then uses an upgrading approach to invest in the top performing market sector or sectors. Once a particular sector or sectors is identified, the Adviser purchases one or more mutual funds or ETFs to gain the desired exposure to that particular sector. This portion of the Fund may be concentrated, meaning that the Fund may be invested in as few as one or two sectors at a time and potentially as few as one underlying mutual fund or ETF.

Availability of Portfolio Schedule – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Mutual Funds 86.98%	Shares	Fair Value
Aegis Value Fund, Inc.	200	$3,288
Allianz NFJ Dividend Value Fund, Institutional Class	200	3,710
Allianz NFJ Small-Cap Value Fund, Institutional Class	162	4,586
AllianzGI NFJ Mid-Cap Value Fund, Institutional Class	321,089	11,366,554
American Century Equity Income Fund, Investor Class	100	959
American Century International Discovery Fund, Institutional Class *	250	4,166
AMG GW&K U.S. Small Cap Growth Fund, Institutional Class	100	561
Artisan International Small Cap Fund, Investor Class	150	3,783
Artisan International Value Fund, Investor Class	150	5,971
Artisan Mid Cap Value Fund, Investor Class	279	6,693
Artisan Small Cap Fund, Investor Class	125	4,340
Baron Discovery Fund, Retail Class *	262,518	4,638,690
Baron Partners Fund, Institutional Class *	162,414	8,094,729
BBH Core Select Fund, Class N	100	2,318
Berwyn Fund	100	3,311
BlackRock International Opportunities Portfolio, Institutional Class	100	3,134
Bridgeway Small-Cap Growth Fund, Class N	205	5,493
Bridgeway Small-Cap Value Fund, Class N	179	4,729
Buffalo Small Cap Fund, Inc.	150	2,846
Champlain Small Company Fund, Institutional Class	100	2,151
Columbia Acorn International, Class Z	100	4,746
Columbia Acorn Select, Class Z	150	2,472
Columbia Contrarian Core Fund, Class Z	91	2,397
Columbia Small Cap Growth Fund I, Class Z	100	2,215
Davis Opportunity Fund, Class Y	100	3,874
Delaware Select Growth Fund, Institutional Class	100	4,273
Delaware Small Cap Value Fund, Institutional Class	100	6,837
Delaware Smid Cap Growth Fund, Institutional Class	100	2,653
Delaware Value Fund, Institutional Class	144	3,019
Deutsche Small Cap Value Fund, Institutional Class	85	2,387
DFA International Small Cap Value Portfolio, Investor Class	100	2,351
DFA International Small Company Portfolio, Institutional Class	100	2,152
DFA U.S. Small Cap Value Portfolio, Institutional Class	100	3,907
Dodge & Cox Stock Fund	9,386	1,893,858
Dreyfus Opportunistic Small Cap Fund	100	3,814
Fairholme Fund	100	1,922
Fidelity Mid-Cap Stock Fund	150	5,845
Fidelity OTC Portfolio	90,623	9,807,259
Fidelity Select Brokerage & Investment Management Portfolio	24,415	1,950,010

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2017 – (Continued)

Mutual Funds 86.98% – continued	Shares	Fair Value
Fidelity Select Chemicals Portfolio	10,862	$2,008,324
Fidelity Select Defense and Aerospace Portfolio	12,058	1,989,257
Fidelity Select Semiconductors Portfolio	14,712	1,785,000
Fidelity Select Technology Portfolio	11,067	2,102,046
Fidelity Small Cap Discovery Fund	100	3,218
Fidelity Small Cap Stock Fund	150	3,005
Fidelity Small Cap Value Fund	150	2,984
Franklin Small Cap Value Fund, Advisor Class	100	6,191
Hartford International Opportunities Fund/The, Class Y	248	4,539
Heartland Value Fund	100	4,383
Hennessy Focus Fund, Investor Class *	50	4,246
Hotchkis and Wiley Mid-Cap Value Fund, Institutional Class	100	3,781
Invesco American Value Fund, Class R5	100	4,003
Janus Henderson Mid Cap Value Fund, Class T	200	3,678
Janus Henderson Overseas Fund, Class T	100	3,265
Janus Henderson Venture Fund, Class T	100	7,914
JOHCM International Select Fund, Institutional Class	100	2,249
JPMorgan Disciplined Equity Fund, Institutional Class	100	2,723
JPMorgan Mid Cap Value Fund, Institutional Class	100	3,988
JPMorgan Small Cap Equity Fund, Select Class	100	5,869
JPMorgan Small Cap Growth Fund, Class L	782,768	14,528,168
Kinetics Paradigm Fund, Institutional Class *	85,084	3,860,252
Kinetics Small Capital Opportunities Fund, Institutional Class *	73,729	3,583,983
Longleaf Partners Fund	150	4,243
Longleaf Partners International Fund	100	1,680
Longleaf Partners Small-Cap Fund	100	2,945
Lord Abbett Developing Growth Fund, Inc., Institutional Class *	100	2,553
Mairs and Power Small Cap Fund	100	2,602
Miller Opportunity Trust, Institutional Class *	445,487	10,985,716
Morgan Stanley Institutional Fund, Inc. – Growth Portfolio, Institutional Class	100	4,856
Morgan Stanley Institutional Fund, Inc. – International Opportunity Portfolio, Class A	392,636	8,535,905
Neuberger Berman Genesis Fund, Institutional Class	100	6,351
Nicholas Fund, Inc.	50	3,210
Oakmark International Fund, Investor Class	465,372	13,519,058
Oakmark International Small Cap Fund, Institutional Class	150	2,699
Oakmark Select Fund, Institutional Class	150	7,219
Oppenheimer International Small-Mid Company Fund, Class Y	100	4,837

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2017 – (Continued)

Mutual Funds 86.98% – continued	Shares	Fair Value
Oppenheimer Mid Cap Value Fund, Class Y	100	$6,048
PRIMECAP Odyssey Aggressive Growth Fund	100	4,141
Principal SmallCap Growth Fund I, Institutional Class	200	2,826
ProFunds Banks UltraSector ProFund, Investor Class *	9,356	465,437
ProFunds Biotechnology UltraSector ProFund, Investor Class *	30,819	2,011,874
ProFunds Internet UltraSector ProFund, Investor Class *	34,395	2,518,385
ProFunds Semiconductor UltraSector, Investor Class *	38,019	2,380,396
ProFunds Technology UltraSector Profund, Investor Class *	21,717	2,450,995
Royce Low-Priced Stock Fund, Investment Class	150	1,337
Royce Opportunity Fund, Investment Class	1,037,117	15,836,782
Royce Premier Fund, Investment Class	300	5,586
Royce Small-Cap Value Fund, Institutional Class	100	1,027
Royce Special Equity Fund, Institutional Class	150	3,411
T. Rowe Price Global Technology Fund	130,050	2,532,082
T. Rowe Price International Discovery Fund	75	5,317
T. Rowe Price Mid-Cap Growth Fund	50	4,609
T. Rowe Price New Horizons Fund	100	5,559
T. Rowe Price Small-Cap Value Fund	100	5,021
Thornburg Value Fund, Institutional Class	83,093	5,666,928
TIAA-CREF International Equity Fund, Institutional Class	100	1,324
Toreador Core Fund, Institutional Class	263,273	4,657,304
Touchstone Sands Capital Select Growth Fund, Class Y	100	1,785
Tweedy Browne Global Value Fund	150	4,263
Value Line Larger Companies Focused Fund	180,669	5,508,599
Vanguard International Growth Fund, Admiral Class	144,865	13,723,071
Vanguard Strategic Equity Fund, Investor Class	100	3,562
Victory RS Small Cap Growth Fund, Class Y	100	8,275
Virtus KAR Small-Cap Growth Fund, Institutional Class	306,628	8,042,858
Wasatch Emerging Markets Small Cap Fund, Investor Class *	1,000	3,020
Wasatch International Growth Fund, Investor Class	150	5,056
Wasatch International Opportunities Fund, Institutional Class *	1,000	3,520
William Blair Small Cap Growth Fund	60,788	2,001,748
Zacks Small-Cap Core Fund, Institutional Class	67,203	2,216,348

TOTAL MUTUAL FUNDS (Cost $150,858,724)		170,963,437

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND

SCHEDULE OF INVESTMENTS

October 31, 2017 – (Continued)

Exchange-Traded Funds 12.90%	Shares	Fair Value
Guggenheim S&P 500 Equal Weight Technology ETF	78,465	$11,180,478
iShares Global Timber & Forestry ETF	32,000	2,232,640
iShares U.S. Broker-Dealers & Securities Exchanges ETF	33,800	1,959,724
PowerShares Aerospace & Defense Portfolio	37,600	1,974,000
SPDR Dow Jones Industrial Average ETF Trust	25,205	5,888,644
SPDR S&P Biotech ETF	25,300	2,116,092

TOTAL EXCHANGE-TRADED FUNDS (Cost $22,945,941)		25,351,578

Money Market Securities 0.63%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (a)	1,244,497	1,244,497

TOTAL MONEY MARKET SECURITIES (Cost $1,244,497)		1,244,497

TOTAL INVESTMENTS – 100.51% (Cost $175,049,162)		$197,559,512

Liabilities in Excess of Other Assets – (0.51)%		(995,139)

NET ASSETS – 100.00%		$196,564,373

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.
*	Non-income producing security.
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipts

Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

See accompanying notes which are an integral part of these financial statements.

SMI CONSERVATIVE ALLOCATION FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Mutual Funds – 30.09%	Shares	Fair Value
Scout Core Plus Bond Fund, Institutional Class	46,778	$1,484,730
Vanguard Intermediate-Term Bond Index Fund, Admiral Class	269,301	3,078,113

TOTAL MUTUAL FUNDS (Cost $4,580,699)		4,562,843

Exchange-Traded Funds – 69.31%
iShares 20+ Year Treasury Bond ETF	11,800	1,468,628
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,100	1,465,794
iShares MSCI EAFE ETF	43,675	3,041,090
SPDR S&P 500 ETF	11,865	3,051,085
Vanguard Long-Term Corporate Bond ETF	15,700	1,483,807

TOTAL EXCHANGE-TRADED FUNDS (Cost $9,519,864)		10,510,404

Money Market Securities – 1.87%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (a)	283,549	283,549

TOTAL MONEY MARKET SECURITIES (Cost $283,549)		283,549

TOTAL INVESTMENTS – 101.27% (Cost $14,384,112)		$15,356,796

Liabilities in Excess of Other Assets – (1.27)%		(192,244)

NET ASSETS – 100.00%		$15,164,552

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipts

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Exchange-Traded Funds – 98.42%	Shares	Fair Value
iShares 20+ Year Treasury Bond ETF	192,400	$23,946,104
iShares iBoxx $ Investment Grade Corporate Bond ETF	198,100	23,997,834
iShares MSCI EAFE ETF (a)	822,000	57,235,860
SPDR S&P 500 ETF (a)	211,000	54,258,650

TOTAL EXCHANGE-TRADED FUNDS (Cost $141,225,844)		159,438,448

Money Market Securities – 1.91%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (b)	3,101,310	3,101,310

TOTAL MONEY MARKET SECURITIES (Cost $3,101,310)		3,101,310

TOTAL INVESTMENTS – 100.33% (Cost $144,327,154)		$162,539,758

Liabilities in Excess of Other Assets – (0.33)%		(537,832)

NET ASSETS – 100.00%		$162,001,926

(a)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of October 31, 2017, the percentage of net assets invested in iShares MSCI EAFE ETF and SPDR S&P 500 ETF were 35.33% and 33.49%, respectively, of the Fund.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2017.
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipts

See accompanying notes which are an integral part of these financial statements.

SMI BOND FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Mutual Funds – 74.45%	Shares	Fair Value
Scout Core Plus Bond Fund, Institutional Class	55,101	$1,748,899
Vanguard Intermediate-Term Bond Index Fund, Admiral Class (a)	306,684	3,505,395

TOTAL MUTUAL FUNDS (Cost $5,268,733)		5,254,294

Exchange-Traded Funds – 24.51%
Vanguard Long-Term Corporate Bond ETF	18,300	1,729,533

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,722,757)		1,729,533

Money Market Securities – 3.07%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (b)	216,465	216,465

TOTAL MONEY MARKET SECURITIES (Cost $216,465)		216,465

TOTAL INVESTMENTS – 102.03% (Cost $7,207,955)		$7,200,292

Liabilities in Excess of Other Assets – (2.03)%		(143,263)

NET ASSETS – 100.00%		$7,057,029

(a)	Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of October 31, 2017, the percentage of net assets invested in Vanguard Intermediate-Term Bond Index Fund was 49.67% of the Fund.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2017.
ETF	– Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Mutual Funds – 46.89%	Shares	Fair Value
AllianzGI NFJ Mid-Cap Value Fund, Institutional Class	7,418	$262,611
Baron Discovery Fund, Retail Class *	47,989	847,959
Baron Partners Fund, Institutional Class *	13,705	683,078
Fidelity Select Chemicals Portfolio	568	105,002
Fidelity Select Defense and Aerospace Portfolio	632	104,201
Fidelity Select Semiconductors Portfolio	865	105,000
Fidelity Select Technology Portfolio	623	118,380
JPMorgan Small Cap Growth Fund, Class L	51,826	961,897
Kinetics Paradigm Fund, Institutional Class *	13,225	600,012
Miller Opportunity Trust, Class I *	14,364	354,205
Morgan Stanley Institutional Fund, Inc. – International Opportunity Portfolio, Class A	32,524	707,070
Oakmark International Fund, Investor Class	16,394	476,247
Oppenheimer International Small-Mid Company Fund, Class Y	100	4,837
ProFunds Banks UltraSector ProFund, Investor Class *	2,127	105,809
ProFunds Basic Materials UltraSector ProFund, Investor Class	1,461	105,000
ProFunds Biotechnology UltraSector ProFund, Investor Class *	1,387	90,563
ProFunds Internet UltraSector ProFund, Investor Class *	1,624	118,941
ProFunds Semiconductor UltraSector ProFund, Investor Class *	38,930	2,437,377
ProFunds Technology UltraSector Profund, Investor Class *	1,068	120,564
Royce Opportunity Fund, Investment Class	53,690	819,848
T. Rowe Price Global Technology Fund	5,828	113,462
Thornburg Value Fund, Class I	5,845	398,610
Toreador Core Fund, Institutional Class	24,057	425,563
Virtus KAR Small-Cap Growth Fund, Institutional Class	9,477	248,588
Wasatch International Growth Fund, Investor Class	100	3,371

TOTAL MUTUAL FUNDS (Cost $8,454,826)		10,318,195

Exchange Traded Funds – 52.50%
Guggenheim S&P 500 Equal Weight Technology ETF	4,450	634,080
iShares 20+ Year Treasury Bond ETF	14,200	1,767,332
iShares Global Timber & Forestry ETF	1,600	111,632
iShares iBoxx $ Investment Grade Corporate Bond ETF	14,600	1,768,644
iShares MSCI EAFE ETF	51,540	3,588,730
SPDR S&P 500 ETF	13,900	3,574,385
SPDR S&P Biotech ETF	1,300	108,732

TOTAL EXCHANGE-TRADED FUNDS (Cost $10,330,864)		11,553,535

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND

SCHEDULE OF INVESTMENTS

October 31, 2017 – (Continued)

Money Market Securities – 4.07%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (a)	895,586	$895,586

TOTAL MONEY MARKET SECURITIES (Cost $895,586)		895,586

TOTAL INVESTMENTS – 103.46% (Cost $19,681,276)		$22,767,316

Liabilities in Excess of Other Assets – (3.46)%		(760,545)

NET ASSETS – 100.00%		$22,006,771

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.
*	Non-income producing security.
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipts

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2017

	Sound Mind Investing Fund	SMI Conservative Allocation Fund	SMI Dynamic Allocation Fund
Assets
Investment in securities:
At cost	$175,049,162	$14,384,112	$144,327,154

At fair value	$197,559,512	$15,356,796	$162,539,758
Receivable for investments sold	1,776,000	—	—
Receivable for fund shares sold	95,454	24,683	232,955
Dividends receivable	5,484	8,353	2,399
Prepaid expenses	14,331	4,060	7,283

Total Assets	199,450,781	15,393,892	162,782,395

Liabilities
Payable for investments purchased	1,785,000	153,556	—
Payable for fund shares redeemed	890,050	49,640	606,229
Payable to Adviser	167,622	5,872	136,840
Payable to Administrator	9,712	1,567	6,735
Payable to trustees	3,540	1,152	2,965
Other accrued expenses	30,484	17,553	27,700

Total Liabilities	2,886,408	229,340	780,469

Net Assets	$196,564,373	$15,164,552	$162,001,926

Net Assets consist of:
Paid-in capital	$156,890,697	$14,936,212	$155,276,987
Accumulated undistributed net investment income	—	105,082	582,080
Accumulated undistributed net realized gain (loss) from investment transactions	17,163,326	(849,426)	(12,069,745)
Net unrealized appreciation on investment securities	22,510,350	972,684	18,212,604

Net Assets	$196,564,373	$15,164,552	$162,001,926

Shares outstanding (unlimited number of shares authorized, no par value)	15,694,124	1,541,136	13,787,690

Net asset value (“NAV”), offering and redemption price per share	$12.52	$9.84	$11.75

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2017 – (Continued)

	SMI Bond Fund	SMI 50/40/10 Fund
Assets
Investment in securities:
At cost	$7,207,955	$19,681,276

At fair value	$7,200,292	$22,767,316
Receivable for investments sold	—	92,880
Receivable for fund shares sold	—	36,977
Dividends receivable	9,731	97
Receivable from Adviser	3,244	—
Prepaid expenses	8,370	8,722

Total Assets	7,221,637	22,905,992

Liabilities
Payable for investments purchased	145,000	857,954
Payable for fund shares redeemed	355	4,009
Payable for distributions to shareholders	122	—
Payable to Adviser	—	16,280
Payable to Administrator	945	1,833
Payable to trustees	1,031	1,241
Other accrued expenses	17,155	17,904

Total Liabilities	164,608	899,221

Net Assets	$7,057,029	$22,006,771

Net Assets consist of:
Paid-in capital	$7,059,088	$19,417,492
Accumulated undistributed net investment income (loss)	877	(82,259)
Accumulated undistributed net realized gain (loss) from investment transactions	4,727	(414,502)
Net unrealized appreciation (depreciation) on investment securities	(7,663)	3,086,040

Net Assets	$7,057,029	$22,006,771

Shares outstanding (unlimited number of shares authorized, no par value)	714,420	2,015,486

Net asset value (“NAV”), offering and redemption price per share	$9.88	$10.92

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017

	Sound Mind Investing Fund	SMI Conservative Allocation Fund	SMI Dynamic Allocation Fund
Investment Income
Dividend income	$1,463,630	$307,832	$2,835,966

Total investment income	1,463,630	307,832	2,835,966

Expenses
Investment Adviser	1,971,157	144,562	1,639,954
Registration	26,644	21,621	27,674
Administration	47,967	3,932	39,661
Audit and tax preparation	17,900	17,900	17,900
Legal	17,450	17,933	19,045
Transfer agent	32,215	4,213	14,035
Fund accounting	26,703	2,188	22,077
Printing	23,784	2,568	19,996
Trustee	11,512	6,198	10,430
Compliance	7,875	7,875	7,875
Custodian	19,136	3,000	9,017
Line of credit	6,799	551	5,605
Interest expense	2,200	631	7,391
Miscellaneous	63,341	12,518	54,519

Total expenses	2,274,683	245,690	1,895,179
Fees contractually waived and expenses reimbursed by Adviser	—	(59,711)	—

Net operating expenses	2,274,683	185,979	1,895,179

Net investment income (loss)	(811,053)	121,853	940,787

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long-term capital gain dividends from investment companies	3,707,396	369	—
Net realized gain (loss) on investment transactions	17,916,976	(303,181)	(7,171,526)
Net change in unrealized appreciation on investments	17,865,419	885,700	18,122,234

Net realized and change in unrealized gain on investments	39,489,791	582,888	10,950,708

Net increase in net assets resulting from operations	$38,678,738	$704,741	$11,891,495

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2017 – (Continued)

	SMI Bond Fund	SMI 50/40/10 Fund
Investment Income
Dividend income	$152,994	$246,193

Total investment income	152,994	246,193

Expenses
Investment Adviser	51,850	191,808
Registration	23,263	24,265
Administration	1,638	4,650
Audit and tax preparation	17,900	17,900
Legal	17,399	17,056
Transfer agent	1,303	6,674
Fund accounting	911	2,588
Printing	1,775	2,862
Trustee	5,932	6,322
Compliance	7,875	7,875
Custodian	3,000	3,337
Line of credit	271	657
Interest expense	33	597
Miscellaneous	10,245	13,189

Total expenses	143,395	299,780
Fees contractually waived and expenses reimbursed by Adviser	(84,237)	(20,157)

Net operating expenses	59,158	279,623

Net investment income (loss)	93,836	(33,430)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long-term capital gain dividends from investment companies	387	85,188
Net realized gain on investment transactions	62,309	349,690
Net change in unrealized appreciation (depreciation) on investments	(61,311)	2,833,847

Net realized and change in unrealized gain on investments	1,385	3,268,725

Net increase in net assets resulting from operations	$95,221	$3,235,295

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(811,053)	$310,845
Long-term capital gain dividends from investment companies	3,707,396	9,201,713
Net realized gain (loss) on investment transactions	17,916,976	(11,925,406)
Net change in unrealized appreciation on investments	17,865,419	2,869,366

Net increase in net assets resulting from operations	38,678,738	456,518

Distributions From
Net realized gains	—	(28,684,023)

Total distributions	—	(28,684,023)

Capital Transactions
Proceeds from shares sold	11,847,763	12,910,740
Proceeds from redemption fees (a)	649	6,288
Reinvestment of distributions	—	27,898,432
Amount paid for shares redeemed	(48,640,819)	(45,249,201)

Net decrease in net assets resulting from capital transactions	(36,792,407)	(4,433,741)

Total Increase (Decrease) in Net Assets	1,886,331	(32,661,246)

Net Assets
Beginning of year	194,678,042	227,339,288

End of year	$196,564,373	$194,678,042

Accumulated net investment loss included in net assets at end of year	$—	$(288,843)

Share Transactions
Shares sold	1,045,399	1,270,281
Shares issued in reinvestment of distributions	—	2,727,119
Shares redeemed	(4,260,796)	(4,414,628)

Net decrease in shares outstanding	(3,215,397)	(417,228)

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI CONSERVATIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Decrease in Net Assets due to:
Operations
Net investment income	$121,853	$210,208
Long-term capital gain dividends from investment companies	369	15,711
Net realized gain (loss) on investment transactions	(303,181)	162,196
Net change in unrealized appreciation (depreciation) on investments	885,700	(145,072)

Net increase in net assets resulting from operations	704,741	243,043

Distributions From
Net investment income	(149,639)	(217,790)
Net realized gains	—	(438,679)

Total distributions	(149,639)	(656,469)

Capital Transactions
Proceeds from shares sold	1,504,297	2,198,797
Proceeds from redemption fees (a)	605	1,821
Reinvestment of distributions	146,642	644,375
Amount paid for shares redeemed	(5,130,818)	(6,545,564)

Net decrease in net assets resulting from capital transactions	(3,479,274)	(3,700,571)

Total Decrease in Net Assets	(2,924,172)	(4,113,997)

Net Assets
Beginning of year	18,088,724	22,202,721

End of year	$15,164,552	$18,088,724

Accumulated undistributed net investment income included in net assets at end of year	$105,082	$92,021

Share Transactions
Shares sold	157,086	234,592
Shares issued in reinvestment of distributions	16,026	69,512
Shares redeemed	(541,183)	(695,959)

Net decrease in shares outstanding	(368,071)	(391,855)

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Decrease in Net Assets due to:
Operations
Net investment income	$940,787	$1,496,457
Long-term capital gain dividends from investment companies	—	28,483
Net realized gain (loss) on investment transactions	(7,171,526)	3,992,962
Net change in unrealized appreciation (depreciation) on investments	18,122,234	(4,268,680)

Net increase in net assets resulting from operations	11,891,495	1,249,222

Distributions From
Net investment income	(414,783)	(2,361,609)

Total distributions	(414,783)	(2,361,609)

Capital Transactions
Proceeds from shares sold	18,896,033	20,009,885
Proceeds from redemption fees (a)	1,553	4,923
Reinvestment of distributions	405,068	2,304,657
Amount paid for shares redeemed	(49,181,394)	(38,342,055)

Net decrease in net assets resulting from capital transactions	(29,878,740)	(16,022,590)

Total Decrease in Net Assets	(18,402,028)	(17,134,977)

Net Assets
Beginning of year	180,403,954	197,538,931

End of year	$162,001,926	$180,403,954

Accumulated undistributed net investment income included in net assets at end of year	$582,080	$213,474

Share Transactions
Shares sold	1,689,987	1,838,944
Shares issued in reinvestment of distributions	38,214	212,607
Shares redeemed	(4,456,279)	(3,515,353)

Net decrease in shares outstanding	(2,728,078)	(1,463,802)

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$93,836	$133,069
Long-term capital gain dividends from investment companies	387	11,219
Net realized gain on investment transactions	62,309	19,978
Net change in unrealized appreciation (depreciation) on investments	(61,311)	96,790

Net increase in net assets resulting from operations	95,221	261,056

Distributions From
Net investment income	(135,801)	(152,352)

Total distributions	(135,801)	(152,352)

Capital Transactions
Proceeds from shares sold	2,347,036	3,264,713
Proceeds from redemption fees (a)	442	1,930
Reinvestment of distributions	134,185	150,481
Amount paid for shares redeemed	(2,947,434)	(2,716,700)

Net increase (decrease) in net assets resulting from capital transactions	(465,771)	700,424

Total Increase (Decrease) in Net Assets	(506,351)	809,128

Net Assets
Beginning of year	7,563,380	6,754,252

End of year	$7,057,029	$7,563,380

Accumulated undistributed net investment income included in net assets at end of year	$877	$—

Share Transactions
Shares sold	238,526	334,341
Shares issued in reinvestment of distributions	13,730	15,382
Shares redeemed	(301,580)	(274,716)

Net increase (decrease) in shares outstanding	(49,324)	75,007

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase in Net Assets due to:
Operations
Net investment income (loss)	$(33,430)	$51,319
Long-term capital gain dividends from investment companies	85,188	197,740
Net realized gain (loss) on investment transactions	349,690	(14,481)
Net change in unrealized appreciation on investments	2,833,847	47,753

Net increase in net assets resulting from operations	3,235,295	282,331

Distributions From
Net investment income	(48,002)	(91,435)

Total distributions	(48,002)	(91,435)

Capital Transactions
Proceeds from shares sold	6,814,504	7,981,856
Proceeds from redemption fees (a)	1,251	310
Reinvestment of distributions	46,319	89,150
Amount paid for shares redeemed	(6,405,146)	(3,046,187)

Net increase in net assets resulting from capital transactions	456,928	5,025,129

Total Increase in Net Assets	3,644,221	5,216,025

Net Assets
Beginning of year	18,362,550	13,146,525

End of year	$22,006,771	$18,362,550

Accumulated net investment loss included in net assets at end of year	$(82,259)	$(10,640)

Share Transactions
Shares sold	681,179	876,455
Shares issued in reinvestment of distributions	4,912	9,764
Shares redeemed	(650,195)	(334,897)

Net increase in shares outstanding	35,896	551,322

(a)	Prior to February 28, 2017 the Fund charged a 2% redemption fee on shares redeemed within 60 days of purchase.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

Year Ended October 31, 2017
Selected Per Share Data:
Net asset value, beginning of year	$10.30

Income from investment operations:
Net investment income (loss)(a)	(0.05)
Net realized and unrealized gain	2.27

Total from investment operations	2.22

Less Distributions to Shareholders:
From net investment income	—
From net realized gain	—

Total distributions	—

Paid in capital from redemption fees(d)	—

Net asset value, end of year	$12.52

Total Return(e)	21.55%

Ratios and Supplemental Data:
Net assets, end of year (000)	$196,564
Ratio of expenses to average net assets(f)	1.15%
Ratio of expenses to average net assets excluding interest expense(f)(g)	1.15%
Ratio of net investment income (loss) to average net assets(a)(h)	(0.41)%
Portfolio turnover rate	176.40%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.
(c)	Resulted in less than $0.005 per share.
(d)	Redemption fee resulted in less than $0.005 per share.
(e)	Total return represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(h)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year) – (Continued)

Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

$11.76	$13.94	$14.47	$11.36

0.01	(0.08)	(0.09)	(0.05)
0.04 (b)	0.16	1.12	3.66

0.05	0.08	1.03	3.61

—	(0.07)	(0.05)	— (c)
(1.51)	(2.19)	(1.51)	(0.50)

(1.51)	(2.26)	(1.56)	(0.50)

—	—	—	—

$10.30	$11.76	$13.94	$14.47

0.55%	0.16%	7.38%	33.01%

$194,678	$227,339	$282,670	$293,035
1.16%	1.14%	1.09%	1.17%
1.15%	1.13%	1.11%	1.17%
0.15%	(0.59)%	(0.64)%	(0.41)%
131.40%	216.17%	135.60%	93.59%

See accompanying notes which are an integral part of these financial statements.

SMI CONSERVATIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

Year Ended October 31, 2017
Selected Per Share Data:
Net asset value, beginning of year	$9.47

Income from investment operations:
Net investment income (loss)(a)	0.07
Net realized and unrealized gain (loss)	0.38

Total from investment operations	0.45

Less Distributions to Shareholders:
From net investment income	(0.08)
From net realized gain	—

Total distributions	(0.08)

Paid in capital from redemption fees(c)	—

Net asset value, end of year	$9.84

Total Return(d)	4.84%

Ratios and Supplemental Data:
Net assets, end of year (000)	$15,165
Ratio of expenses to average net assets(e)	1.16%
Ratio of expenses to average net assets excluding interest expense(e)(f)	1.15%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.53%
Ratio of net investment income (loss) to average net assets(a)(g)	0.76%
Portfolio turnover rate	207.04%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(b)	The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return represents the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(f)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(g)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI CONSERVATIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year) – (Continued)

Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013

$9.65	$11.52	$12.20	$10.31

0.10	0.08	(0.01)	(0.02)
0.02 (b)	(0.52)	0.54	2.11

0.12	(0.44)	0.53	2.09

(0.10)	(0.09)	(0.06)	(0.03)
(0.20)	(1.34)	(1.15)	(0.17)

(0.30)	(1.43)	(1.21)	(0.20)

—	—	—	—

$9.47	$9.65	$11.52	$12.20

1.30%	(4.58)%	4.46%	20.56%

$18,089	$22,203	$30,606	$29,826
1.16%	1.16%	1.13%	1.15%
1.15%	1.15%	1.15%	1.15%
1.51%	1.49%	1.31%	1.52%
1.06%	0.82%	(0.17)%	(0.06)%
203.11%	377.51%	255.50%	270.30%

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

Year Ended October 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$10.92

Income from investment operations:
Net investment income(b)	0.07
Net realized and unrealized gain (loss)	0.79

Total from investment operations	0.86

Less Distributions to Shareholders:
From net investment income	(0.03)
From net realized gains	—

Total distributions	(0.03)

Paid in capital from redemption fees(c)	—

Net asset value, end of period	$11.75

Total Return(d)	7.87%

Ratios and Supplemental Data:
Net assets, end of period (000)	$162,002
Ratio of expenses to average net assets(f)	1.16%
Ratio of expenses to average net assets excluding interest expense(f)(g)	1.15%
Ratio of net investment income to average net assets(b)(i)	0.57%
Portfolio turnover rate	247.10%

(a)	For the period February 28, 2013 (the date the Fund commenced operations) through October 31, 2013.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return represents the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(h)	Annualized.
(i)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period) – (Continued)

Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)

$10.99	$11.81	$10.95	$10.00

0.09	0.19	0.23	0.05
(0.02)	(0.69)	0.81	0.90

0.07	(0.50)	1.04	0.95

(0.14)	(0.23)	(0.18)	—
—	(0.09)	—	—

(0.14)	(0.32)	(0.18)	—

—	—	—	—

$10.92	$10.99	$11.81	$10.95

0.62%	(4.52)%	9.64%	9.50	%(e)

$180,404	$197,539	$147,003	$68,290
1.15%	1.15%	1.20%	1.30	%(h)
1.15%	1.15%	1.20%	1.30	%(h)
0.80%	1.62%	2.13%	0.94	%(h)
151.88%	248.18%	134.71%	68.64	%(e)

See accompanying notes which are an integral part of these financial statements.

SMI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.90	$9.81	$10.00

Income from investment operations:
Net investment income(b)	0.13	0.16	0.01
Net realized and unrealized gain (loss)	0.04	0.12	(0.19)

Total from investment operations	0.17	0.28	(0.18)

Less Distributions to Shareholders:
From net investment income	(0.19)	(0.19)	(0.01)

Total distributions	(0.19)	(0.19)	(0.01)

Paid in capital from redemption fees(c)	—	—	—

Net asset value, end of period	$9.88	$9.90	$9.81

Total Return(d)	1.77%	2.95%	(1.82	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$7,057	$7,563	$6,754
Ratio of expenses to average net assets(f)	0.86%	0.86%	0.86	%(h)
Ratio of expenses to average net assets excluding interest expense(f)(g)	0.85%	0.85%	0.85	%(h)
Ratio of expenses to average net assets before waiver and reimbursement(f)	2.07%	2.22%	4.18	%(h)
Ratio of net investment income to average net assets(b)(i)	1.36%	1.70%	0.11	%(h)
Portfolio turnover rate	139.27%	289.18%	399.72	%(e)

(a)	For the period April 28, 2015 (the date the Fund commenced operations) through October 31, 2015.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Redemption fees resulted in less than $0.005 per share.
(d)	Total return represents the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(g)	These ratios do not include the effects of line of credit interest expense and borrowing costs.
(h)	Annualized.
(i)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.28	$9.20	$10.00

Income from investment operations:
Net investment income (loss)(b)	(0.01)	0.03	—	(c)
Net realized and unrealized gain (loss)	1.68	0.10	(0.80)

Total from investment operations	1.67	0.13	(0.80)

Less Distributions to Shareholders:
From net investment income	(0.03)	(0.05)	—

Total distributions	(0.03)	(0.05)	—

Paid in capital from redemption fees(d)	—	—	—

Net asset value, end of period	$10.92	$9.28	$9.20

Total Return(e)	17.99%	1.44%	(8.00	)%(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$22,007	$18,363	$13,147
Ratio of expenses to average net assets(g)	1.46%	1.45%	1.45	%(i)
Ratio of expenses to average net assets excluding interest expense(g)(h)	1.45%	1.45%	1.45	%(i)
Ratio of expenses to average net assets before waiver and reimbursement(g)	1.56%	1.76%	2.75	%(i)
Ratio of net investment income (loss) to average net assets(b)(j)	(0.17)%	0.30%	(0.09	)%(i)
Portfolio turnover rate	212.36%	146.24%	184.30	%(f)

(a)	For the period April 29, 2015 (the date the Fund commenced operations) through October 31, 2015.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Amount is less than $0.005 per share.
(d)	Redemption fee resulted in less than $0.005 per share.
(e)	Total return represents the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(f)	Not annualized.
(g)	These ratios exclude the impact of expenses of the underlying funds in which the Fund may invest, as represented in the Schedule of Investments.
(h)	These ratios do not include the effects of line of credit interest expense and borrowing costs.
(i)	Annualized.
(j)	This ratio is presented net of expenses of the funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund and SMI 50/40/10 Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Valued Advisers Trust (the “Trust”). Pursuant to a reorganization that took place on February 28, 2013, the SMI Fund and SMI Conservative Allocation Fund are the successors to the series of Unified Series Trust (the “Predecessor Funds”) with the same names. The Predecessor Funds had the same investment objectives and strategies and substantially the same investment policies as the Funds. The SMI Fund was organized on August 29, 2005, and commenced operations on December 2, 2005. The SMI Conservative Allocation Fund was organized on November 13, 2010, and commenced operations on December 30, 2010. The SMI Dynamic Allocation Fund was organized on December 11, 2012, and commenced operations on February 28, 2013. The SMI Bond Fund was organized on March 11, 2015, and commenced operations on April 28, 2015. The SMI 50/40/10 Fund was organized on March 11, 2015, and commenced operations on April 29, 2015. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund and SMI 50/40/10 Fund seek total return.

Each of the Funds is a “fund-of-funds” in which each Fund may invest in other investment companies, including exchange-traded funds. For a discussion on the strategies employed by each of the Funds, please refer to pages 4 and 5 of this report.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services- Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds have qualified and intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the fiscal year ended October 31, 2017, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust, or at the fund complex level, that do not relate to a specific fund are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gain distributions are broken out as such. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in each Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values (“NAV”) per share of the Funds.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

For the fiscal year ended October 31, 2017, the Funds made the following reclassifications to increase/ (decrease) the components of net assets:

Fund	Paid-in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
SMI Fund	$—	$1,099,896	$(1,099,896)
SMI Conservative Allocation Fund	—	40,847	(40,847)
SMI Dynamic Allocation Fund	—	(157,398)	157,398
SMI Bond Fund	—	42,842	(42,842)
SMI 50/40/10 Fund	(13,480)	9,813	3,667

These differences are primarily due to differing treatments for items such as gains distributed from underlying investment companies, partnership adjustments and net investment losses.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV of the mutual funds. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the Fund might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair-value pricing may also be used in instances when the bonds in which the Funds may invest default or otherwise cease to have market quotations readily available.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2017:

	Valuation Inputs
SMI Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$170,956,608	$6,829	$—	$170,963,437
Exchange-Traded Funds	25,351,578	—	—	25,351,578
Money Market Securities	1,244,497	—	—	1,244,497
Total Investments	$197,552,683	$6,829	$—	$197,559,512

	Valuation Inputs
SMI Conservative Allocation Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,562,843	$—	$—	$4,562,843
Exchange-Traded Funds	10,510,404	—	—	10,510,404
Money Market Securities	283,549	—	—	283,549
Total Investments	$15,356,796	$—	$—	$15,356,796

	Valuation Inputs
SMI Dynamic Allocation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$159,438,448	$—	$—	$159,438,448
Money Market Securities	3,101,310	—	—	3,101,310
Total Investments	$162,539,758	$—	$—	$162,539,758

	Valuation Inputs
SMI Bond Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$5,254,294	$—	$—	$5,254,294
Exchange-Traded Funds	1,729,533	—	—	1,729,533
Money Market Securities	216,465	—	—	216,465
Total Investments	$7,200,292	$—	$—	$7,200,292

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

	Valuation Inputs
SMI 50/40/10 Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$10,318,195	$—	$—	$10,318,195
Exchange-Traded Funds	11,553,535	—	—	11,553,535
Money Market Securities	895,586	—	—	895,586
Total Investments	$22,767,316	$—	$—	$22,767,316

The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. The transfers from Level 1 to Level 2 represent securities which were valued using observable inputs of a similar asset at the end of the period that were not at the beginning of the period. The following is a summary of the transfer between Level 1 and Level 2 of the fair value hierarchy as of October 31, 2017 based on input levels assigned at October 31, 2016:

Transfers from Level 1 to Level 2
SMI Fund
Mutual Funds	$6,829

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Conservative Allocation Fund Management Fee	SMI Dynamic Allocation Fund Management Fee
$1 – $100 million	1.00%	0.90%	1.00%
$100,000,001 – $250 million	1.00%	0.80%	1.00%
$250,000,001 – $500 million	0.90%	0.70%	0.90%
Over $500 million	0.80%	0.60%	0.80%
Management fees earned	$1,971,157	$144,562	$1,639,954
Fees waived by Adviser	—	(59,711)	—

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

Fund Assets	SMI Bond Fund Management Fee
$1 – $99,999,999	0.75%
$100 million – $250 million	0.70%
Over $250 million	0.65%
Management fees earned	$ 51,850
Fees waived and expenses reimbursed by Adviser	(84,237)

Fund Assets	SMI 50/40/10 Fund Management Fee
$1 – $250 million	1.00%
$250,000,001 – $500 million	0.90%
Over $500 million	0.80%
Management fees earned	$ 191,808
Fees waived by Adviser	(20,157)

The Adviser contractually has agreed to waive its management fee and reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with GAAP, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.15% with respect to the SMI Conservative Allocation Fund, 1.45% with respect to the SMI Dynamic Allocation Fund, 0.85% with respect to the SMI Bond Fund, and 1.45% with respect to the SMI 50/40/10 Fund through February 28, 2018.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the date in which that particular waiver or expense reimbursement occurred, provided that such Fund is able to make the repayment without exceeding the expense limitation that is in effect at the repayment or at the time of the waiver or expense reimbursement, whichever is lower.

As of October 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $217,619, $259,550 and $127,212 from the SMI Conservative Allocation Fund, SMI Bond Fund and SMI 50/40/10 Fund, respectively, pursuant to the aforementioned conditions, no later than October 31, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”), to provide the Funds with administration, compliance, fund accounting, and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. For the fiscal year ended October 31, 2017, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at October 31, 2017 were as follows:

	SMI Fund	SMI Conservative Allocation Fund	SMI Dynamic Allocation Fund	SMI Bond Fund	SMI 50/40/10 Fund
Administration expenses	$47,967	$3,932	$39,661	$1,638	$4,650
Compliance expenses	7,875	7,875	7,875	7,875	7,875
Fund accounting expenses	26,703	2,188	22,077	911	2,588
Transfer agent expenses	32,215	4,213	14,035	1,303	6,674
Payable to Administrator	9,712	1,567	6,735	945	1,833

There were no payments made to the Distributor by the Funds for the fiscal year ended October 31, 2017.

NOTE 5. INVESTMENTS

For the fiscal year ended October 31, 2017, purchases and sales of investment securities, other than short- term investments were as follows:

	SMI Fund	SMI Conservative Allocation Fund	SMI Dynamic Allocation Fund	SMI Bond Fund	SMI 50/40/10 Fund
Purchases
U.S. Government Obligations	$—	$—	$—	$—	$—
Other	345,476,446	32,697,927	387,871,412	9,603,896	40,383,506

Sales
U.S. Government Obligations	$—	$—	$—	$—	$—
Other	378,857,495	36,121,658	411,040,202	10,143,766	40,208,326

NOTE 6. LINE OF CREDIT

During the fiscal year ended October 31, 2017, the Trust, on behalf of the Funds, entered into a short- term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on February 2, 2018. Under the terms of the Line of Credit, each of the Funds may borrow up to the lesser of 10% of a Fund’s daily market value or $5 million at an interest rate of LIBOR plus 150 basis points, 2.73778% as of October 31, 2017. The purpose of the Line of Credit is to meet temporary or emergency

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 6. LINE OF CREDIT – (Continued)

cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. To the extent that the Line of Credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of October 31, 2017, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
SMI Fund	$676,522	2.29%	46	$2,200	$2,200,000
SMI Conservative Allocation Fund	123,243	2.49%	74	631	450,000
SMI Dynamic Allocation Fund	928,505	2.48%	107	7,391	5,000,000
SMI Bond Fund	110,000	2.59%	17	33	300,000
SMI 50/40/10 Fund	405,556	2.21%	27	597	1,150,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the year ended October 31, 2017, that a Fund utilized the Line of Credit.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At October 31, 2017, National Financial Services Corporation (“NFS”) for the benefit of others, held 25%, 29%, 35% and 45% of the SMI Fund, SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund and SMI Bond Fund, respectively.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 8. FEDERAL TAX INFORMATION

At October 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	SMI Fund	SMI Conservative Allocation Fund	SMI Dynamic Allocation Fund	SMI Bond Fund	SMI 50/40/10 Fund
Gross appreciation	$22,539,919	$1,007,222	$18,302,943	$7,562	$3,097,375
Gross (depreciation)	(31,097)	(34,538)	(90,339)	(24,968)	(13,055)

Net appreciation (depreciation) on investments	$22,508,822	$972,684	$18,212,604	$(17,406)	$3,084,320

Tax cost of investments	$175,050,690	$14,384,112	$144,327,154	$7,217,698	$19,682,996

On November 30, 2017, the SMI Bond Fund paid an income distribution of $0.011294.

The tax characterization of distributions for the fiscal years ended October 31, 2017 and October 31, 2016, were as follows:

	SMI Fund		SMI Conservative Allocation Fund		SMI Dynamic Allocation Fund
	2017	2016	2017	2016	2017	2016
Distributions paid from:*
Ordinary income	$—	$—	$149,639	$193,531	$414,783	$2,361,609
Long-term capital gain	—	28,684,023	—	462,938	—	—

Total taxable distributions	$—	$28,684,023	$149,639	$656,469	$414,783	$2,361,609

	SMI Bond Fund		SMI 50/40/10 Fund
	2017	2016	2017	2016
Distributions paid from:*
Ordinary income	$135,679	$152,057	$34,523	$69,379

Total taxable distributions	$135,679	$152,057	$34,523	$69,379

Tax return of capital	—	295	13,479	22,056

Total distributions paid	$135,679	$152,352	$48,002	$91,435

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 8. FEDERAL TAX INFORMATION – (Continued)

At October 31, 2017, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	SMI Fund	SMI Conservative Allocation Fund	SMI Dynamic Allocation Fund
Accumulated undistributed ordinary income	$6,624,525	$105,082	$582,080
Accumulated undistributed long-term capital gains	10,540,329	—	—
Accumulated capital and other losses	—	(849,426)	(12,069,745)
Unrealized appreciation (depreciation)	22,508,822	972,684	18,212,604

	$39,673,676	$228,340	$6,724,939

	SMI Bond Fund	SMI 50/40/10 Fund
Accumulated undistributed ordinary income	$15,469	$—
Distributions payable	(122)	—
Accumulated capital and other losses	—	(495,041)
Unrealized appreciation (depreciation)	(17,406)	3,084,320

	$(2,059)	$2,589,279

At October 31, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

At October 31, 2017, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	SMI Conservative Allocation Fund		SMI Dynamic Allocation Fund		SMI 50/40/10 Fund
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Non-Expiring	$848,662	$764	$10,605,086	$1,464,659	$412,782	$—

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2017, the SMI Fund, SMI Bond Fund and SMI 50/40/10 Fund utilized $3,359,621, $13,344 and $447,277, respectively of their capital loss carryforwards.

For the tax year ended October 31, 2017, the following Fund deferred late year ordinary losses of:

Qualified Late Year Ordinary Losses
SMI 50/40/10 Fund	$82,259

SMI FUNDS

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017 – (Continued)

NOTE 9. COMMITMENTS AND CONTIGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 10. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued, and has determined that the following event requires disclosure to shareholders.

At a meeting of the Board of Trustees on December 12, 2017, the Board approved a resolution whereby the SMI Bond Fund would close and liquidate proceeds to shareholders that remain on the date of liquidation. This liquidation is expected to occur in the first quarter of 2018. Additionally, at this meeting, the Board approved a resolution allowing for the merger of the SMI 50/40/10 and the SMI Conservative Allocation Funds. Shareholders will receive a prospectus supplement with information about the fund closure and the merger.

Management has further determined there are no other items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sound Mind Investing Fund, SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund, and SMI 50/40/10 Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sound Mind Investing Fund, SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund, and SMI 50/40/10 Fund (collectively referred to as the “Funds”), each a series of Valued Advisers Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Sound Mind Investing Fund, SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund, SMI Bond Fund, and SMI 50/40/10 Fund as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Subsequent to October 31, 2017, the Board of Trustees of Valued Advisers Trust approved the liquidation of SMI Bond Fund, as disclosed in Note 10 to the financial statements.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 27, 2017

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2017 – October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SMI Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 – October 31, 2017 (a)
Actual	$1,000.00	$1,097.30	$6.09
Hypothetical (b)	$1,000.00	$1,019.40	$5.87

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

SUMMARY OF FUND EXPENSES – (Unaudited), (Continued)

SMI Conservative Allocation Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 – October 31, 2017 (a)
Actual	$1,000.00	$1,033.60	$5.94
Hypothetical (b)	$1,000.00	$1,019.36	$5.90

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

SMI Dynamic Allocation Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 – October 31, 2017 (a)
Actual	$1,000.00	$1,049.10	$5.96
Hypothetical (b)	$1,000.00	$1,019.39	$5.87

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

SMI Bond Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 – October 31, 2017 (a)
Actual	$1,000.00	$1,019.70	$4.36
Hypothetical (b)	$1,000.00	$1,020.89	$4.36

(a)	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

SMI 50/40/10 Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period May 1, 2017 – October 31, 2017 (a)
Actual	$1,000.00	$1,099.70	$7.69
Hypothetical (b)	$1,000.00	$1,017.88	$7.39

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund and SMI 50/40/10 Fund designates approximately 39%, 83% and 100%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the SMI Conservative Allocation Fund, SMI Dynamic Allocation Fund and SMI 50/40/10 Fund’s calendar year 2017 ordinary income dividends, 26%, 83% and 100%, respectively, qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the independent trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Andrea N. Mullins, 50 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Wealth Management, LLC (since April 2014).	None.
Ira P. Cohen, 58 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017).
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 55 Trustee Since March 2017	Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016).	None.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

The following table provides information regarding the officers of the Trust:

Name, Address*, Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bo J. Howell, 36 Principal Executive Officer and President Since March 2017	Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014). Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 – 2014).	None.
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.
Matthew J. Miller, 41 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1998 to December 2015), most recently Vice President of Relationship Management (2005 to December 2015).

None.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

Name, Address*, Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bryan W. Ashmus, 44 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.
Stephen L. Preston, 50 AML Officer since June 2017	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC (since June 2011); Chief Compliance Officer of Ultimus Fund Distributors, LLC (since June 2011).	None.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  account balances and account transactions

•  account transactions, transaction or loss history and purchase history

•  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-764-3863

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do

How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

•  open an account or deposit money

•  buy securities from us or sell securities to us

•  make deposits or withdrawals from your account or provide account information

•  give us your account information

•  make a wire transfer

•  tell us who receives the money

•  tell us where to send the money

•  show your government-issued ID

•  show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•  Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive

    Officer and President

Bryan W. Ashmus, Principal Financial

    Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Stephen L. Preston, Anti-Money

    Laundering Officer

INVESTMENT ADVISER

SMI Advisory Services, LLC

411 6th St.

Columbus, IN 47201

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively &

    Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

SOUND MIND
INVESTING FUND (SMIFX)

SMI CONSERVATIVE ALLOCATION FUND (SMILX)

SMI DYNAMIC ALLOCATION FUND (SMIDX)

SMI BOND FUND (SMIUX)

SMI 50/40/10 FUND (SMIRX)

ANNUAL REPORT

OCTOBER 31, 2017

Fund Adviser:

SMI Advisory Services, LLC

411 6th Street

Columbus, IN 47201

(877) 764-3863

(877) SMI-Fund

www.smifund.com

Annual Report

October 31, 2017

Fund Adviser:

Kovitz Investment Group Partners, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

Toll Free (888) 695-3729

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (UNAUDITED)

Kovitz Investment Group launched the Green Owl Intrinsic Value Fund (the “Fund”) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. Relying on a fundamental, research-driven process, the Fund strives to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

As long-term investors, our research process emphasizes the appraisal of factors that we believe matter most to a business’s long-term success. These include the quality of the business, the strength of the balance sheet, the predictability of the cash flows, and the ability of the management team to allocate capital intelligently and judiciously. We believe these attributes are the most reliable predictors of a company’s ability to maximize intrinsic value on a per share basis.

Market and Performance Summary

For the fiscal year ended October 31, 2017, the Fund returned 27.02%. In comparison, our benchmark, the S&P 500 Index, gained 23.63% during the same period. Since inception on December 28, 2011, the Fund has compounded at an average annual rate of 14.03%, versus 15.34% for the S&P 500 over the same time period.

The current bull market in stocks, which began in the still dark days of the financial crisis in early 2009, has now lasted for over 8 1/2 years. But while many consider this to be getting long in the tooth, this past year has been one of the calmest stock markets on record. Volatility has been practically non-existent. In fact, the market (using the S&P 500 as a proxy) has not had a correction of more than 3% since the presidential election last fall. Historically, stocks have averaged at least one 15% correction per year and corrections of 5%-10% have been commonplace. Furthermore, with interest rates low, the economy on firm, if unspectacular, footing, and corporate profits strong, this bull market shows no signs of slowing any time soon.

However, one of the hallmarks of bull markets is that they dull investors’ senses. Bull markets breed a certain complacency that leads many to assume more risk in their portfolios. Maximizing returns becomes the priority while risk management takes a backseat. Fear of missing out replaces investment discipline. It can be tempting to forget that nasty downturns happen with some regularity, and there is never a bell rung to announce their arrival.

With the market trading at elevated levels, many investors tend to justify continued investments on a relative basis. We constantly hear that stocks are cheap when compared to low yielding bonds or that buying stocks with some kind of dividend yield is better than keeping cash reserves with little or no yield. The acronym “TINA” (there is no alternative) is sometimes used to describe the rationale for the capital flows into equities.

So what are we doing in the midst of the second longest bull market in history? Since Fund management typically acts cautiously in the application of its investment process, we are exhibiting even more caution than usual. Our bottom-up research emphasizes business quality, industry structures, growth opportunities, management skill, and corporate culture. It is further augmented by our assessment of the company’s ability to sustain earnings power over economic cycles through an understanding of its competitive advantages, business model, and management’s proficiency in the allocation of capital. If a company passes these qualitative screens, our risk management principles will only allow purchase if the shares are trading at a sufficient discount to our estimate of their worth.

We therefore use absolute, rather than relative, methods to estimate companies’ intrinsic values and we use the movement of market prices around these intrinsic value estimates to construct and manage a portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years. When we can’t find investments that meet these criteria, our default option is to hold cash, which we continue to maintain at levels higher than normal. We don’t view cash sitting around earning negligible returns as an abdication of responsibility. Our primary responsibility is to protect the capital entrusted to us. Growth of that capital is an

1

important, but secondary, consideration. Cash also affords maximum flexibility as it can quickly be channeled into investment opportunities with minimal friction and transaction costs. When – not if – this long-running bull market comes to an end and bargain-hunting comes back into vogue, we’ll be happy we have it.

With the ongoing trend towards passive (index) investing and the increasing level of quantitative/algorithmic trading, a small fraction of trades today are being implemented by human beings making fundamental value judgments regarding companies and their stocks. And what should we think about the willingness of investors to turn over their capital to a process in which neither individual holdings nor portfolio construction is the subject of thoughtful analysis and decision-making, and in which buying takes place regardless of price? We’ll stick to our time-tested principles of fundamental value investing that have served us well over more than two decades. To us, it feels like it’s a better time to emphasize avoiding losses rather than seeking gains.

In the meantime, our job is to continue to identify companies that are unappreciated by the market and whose shares are undervalued. A contrarian approach – avoiding recently expensive securities and favoring recently cheap securities – may be uncomfortable in the short run, but it is a sound way to generate outperformance in the long run. Our job is to endure the emotional discomfort of deviating from the crowd, which sets the stage for our style of investing to continue to work over time. The bedrock of our philosophy is that price matters. Our clients would be poorly served if we chose to simply pile into whatever shares had appreciated the most over recent years, ignoring price, valuation, and underlying fundamentals. This is a time when paying calm, careful, and deliberate attention to the changing investment landscape can have a tremendous payoff.

Performance Attribution

Key Contributors to Relative Results

The individual positions that contributed the most to performance, on a dollar basis, during the year were: Apple (AAPL), Boeing Co. (BA), Bank of America Corp. (BAC), Berkshire Hathaway (BRKB) and JPMorgan & Co. (JPM). On a percentage basis (excluding dividends), the top performers for the year were: Boeing (+81%), Bank of America (+66%), CBRE Group (CBG, +53%), CarMax (KMX, +50%), and Citigroup (C, +50%).

On a sector basis, the Fund’s overweight stance in the Financial sector contributed significantly to results. Three of our bank holdings (JP Morgan, Bank of America, and Citigroup) were up at least 45% while Leucadia (LUK) and American Express (AXP) were also particularly strong.

Holdings in the Industrial sector also contributed meaningfully to results with Boeing, Robert Half International (RHI) and Quanta Services (PWR) the primary standouts.

The Fund’s underweight position in the Telecommunication sector also contributed to results as Telecom was the only sector with a negative return over the fiscal year.

Key Detractors to Relative Results

The individual positions that detracted the most from performance, on a dollar basis, during the year were: Walgreens Boots Alliance (WBA), Harley Davidson (HOG,) CVS Health (CVS), Schlumberger (SLB), and Haliburton (HAL). On a percentage basis (excluding dividends), the worst performers for the year were: Walgreens (-20%), Schlumberger (-18%), Harley (-17%), Haliburton (-7%), and CBS (CBS, -1%).

While the Fund’s security selection was strong in the Technology sector its underweight position detracted from results.

Cash holdings were also a drag to the Fund’s results.

2

Portfolio Activity

Portfolio activity during the year included the following:

Initiated positions in the following 5 companies: Bayer AG (DB:BAYN), Blackstone Group (BX), Cheesecake Factory (CAKE), Delta Airlines (DAL), and PPG Industries (PPG).

Increased position sizes in the following 8 companies: Alphabet (GOOG), Amerco (UHAL), Aon (AON), CBRE, CBS, Citigroup, General Motors (GM), and Harley.

Exited positions in the following 3 companies: Coca Cola (KO), CVS Health (CVS), and Kohl’s (KSS).

Decreased position sizes in the following 6 companies: Bank of America. Boeing, Jacobs Engineering (JEC), Leucadia (LUK), Quanta, and Wells Fargo (WFC)

As of October 31, 2017, the Fund’s five largest positions were: Berkshire Hathaway, Apple, Quanta, JPMorgan, and General Motors (GM).

Overall, we remain optimistic about the long-term outlook for the Fund, where the valuation of its holdings, in aggregate, is significantly lower than that of the overall market. The wide valuation disparities that characterize the current market offer significant opportunities for active management. We remain focused on the careful and patient application of our investment criteria and valuation requirements. Patience, persistence, and a long-term investment horizon are essential to long-term investment success. We encourage our shareholders to take a similar view.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

3

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(For the periods ended October 31, 2017)

	One Year	Five Year	Since Inception (December 22, 2011) (a)
Green Owl Intrinsic Value Fund	27.02%	13.05%	14.03%
S&P 500® Index**	23.63%	15.18%	15.34%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated September 20, 2017, were 1.42% of average daily net assets (1.12% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2019, so that the Total Annual Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Additional information pertaining to the Fund’s expense ratios as of October 31, 2017 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729.

(a)	The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date. The chart above assumes an initial investment of $10,000 made on December 28, 2011 and held through October 31, 2017. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-695-3729. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

GREEN OWL INTRINSIC VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2017

Common Stocks – 95.87%	Shares	Fair Value
Consumer Discretionary – 14.43%
CarMax, Inc. *	33,240	$2,496,324
CBS Corp., Class B	42,830	2,403,620
Cheesecake Factory, Inc./The	19,675	880,259
General Motors Co.	78,600	3,378,228
Harley-Davidson, Inc.	31,690	1,500,205
Walt Disney Co./The	12,100	1,183,501

		11,842,137

Consumer Staples – 1.34%
Walgreens Boots Alliance, Inc.	16,575	1,098,425

Energy – 3.02%
Halliburton Co.	38,200	1,632,668
Schlumberger Ltd.	8,895	569,280
TechnipFMC PLC *	10,000	273,900

		2,475,848

Financials – 31.68%
American Express Co.	30,610	2,923,867
Aon PLC	18,900	2,710,827
Bank of America Corp.	120,175	3,291,593
Bank of New York Mellon Corp./The	26,675	1,372,429
Berkshire Hathaway, Inc., Class B *	28,815	5,386,676
Blackstone Group L.P./The (a)	49,830	1,658,841
Citigroup, Inc.	30,000	2,205,000
JPMorgan Chase & Co.	36,230	3,645,100
Leucadia National Corp.	59,647	1,509,069
Wells Fargo & Co.	23,136	1,298,855

		26,002,257

Health Care – 3.98%
Bayer AG	11,000	1,431,367
McKesson Corp.	13,300	1,833,804

		3,265,171

Industrials – 24.62%
AMERCO	6,297	2,472,454
American Airlines Group, Inc.	40,640	1,902,765
Boeing Co./The	12,190	3,144,776
Delta Air Lines, Inc.	27,000	1,350,810
Jacobs Engineering Group, Inc.	36,724	2,137,704
Quanta Services, Inc. *	104,955	3,959,952
Robert Half International, Inc.	35,218	1,823,236

See accompanying notes which are an integral part of these financial statements.

7

GREEN OWL INTRINSIC VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

October 31, 2017

Common Stocks – 95.87% – continued	Shares	Fair Value
Industrials – 24.62% – continued
United Parcel Service, Inc., Class B	11,520	$1,353,946
Valmont Industries, Inc.	12,953	2,058,232

		20,203,875

Information Technology – 10.45%
Alphabet, Inc., Class A *	773	798,540
Alphabet, Inc., Class C *	2,753	2,798,810
Apple, Inc.	29,430	4,974,847

		8,572,197

Materials – 2.15%
PPG Industries, Inc.	15,195	1,766,267

Real Estate – 4.20%
CBRE Group, Inc., Class A *	71,450	2,809,414
Howard Hughes Corp/The *	5,000	638,150

		3,447,564

TOTAL COMMON STOCKS (Cost $52,417,383)		78,673,741

MONEY MARKET SECURITIES – 4.40%
Federated Treasury Obligations Fund – Service Shares, 0.66% (b)	3,613,989	3,613,989

TOTAL MONEY MARKET SECURITIES (Cost $3,613,989)		3,613,989

TOTAL INVESTMENTS – 100.27% (Cost $56,031,372)		82,287,730

Liabilities in Excess of Other Assets – (0.27)%		(219,728)

NET ASSETS – 100.00%		$82,068,002

(a)	Master Limited Partnership
(b)	Rate disclosed is the seven day effective yield as of October 31, 2017.
*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

8

GREEN OWL INTRINSIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

Assets
Investments in securities at fair value (cost $56,031,372)	$82,287,730
Receivable for fund shares sold	100
Dividends receivable	52,023
Tax reclaims receivable	3,936
Prepaid expenses	14,694

Total Assets	82,358,483

Liabilities
Payable for fund shares redeemed	16,736
Payable for investments purchased	182,339
Payable to Adviser	56,250
Payable to Administrator	9,526
Other accrued expenses	25,630

Total Liabilities	290,481

Net Assets	$82,068,002

Net Assets consist of:
Paid-in capital	$54,182,315
Accumulated undistributed net investment income	101,530
Accumulated undistributed net realized gain from investments	1,527,561
Net unrealized appreciation on:
Investments	26,256,358
Foreign currency translations	238

Net Assets	$82,068,002

Shares outstanding (unlimited number of shares authorized, no par value)	4,299,250

Net asset value, offering and redemption price per share	$19.09

See accompanying notes which are an integral part of these financial statements.

9

GREEN OWL INTRINSIC VALUE FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2017

Investment Income
Dividend income (net of foreign taxes withheld of $4,864)	$966,366

Total investment income	966,366

Expenses
Investment Adviser	730,295
Administration	58,225
Fund accounting	29,092
Transfer agent	22,634
Audit	17,900
Legal	16,449
Custodian	11,597
Trustee	8,365
Line of credit	2,516
Miscellaneous	65,823

Total expenses	962,896

Fees waived by Adviser	(156,094)

Net operating expenses	806,802

Net investment income	159,564

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities transactions	1,687,767
Written option transactions	26,762
Foreign currency translations	(8)
Change in unrealized appreciation (depreciation) on:
Investment securities	14,994,349
Written option contracts	(43,179)
Foreign currency translations	238

Net realized and unrealized gain on investments	16,665,929

Net increase in net assets resulting from operations	$16,825,493

See accompanying notes which are an integral part of these financial statements.

10

GREEN OWL INTRINSIC VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$159,564	$237,809
Net realized gain (loss) on investment transactions, written options and foreign currency	1,714,521	(168,473)
Net change in unrealized appreciation of investments, written options and foreign currency	14,951,408	1,956,875

Net increase in net assets resulting from operations	16,825,493	2,026,211

Distributions
From net investment income	(230,271)	(241,645)
From net realized gains	–	(934,988)

Total distributions	(230,271)	(1,176,633)

Capital Transactions
Proceeds from shares sold	14,125,089	7,328,721
Reinvestment of distributions	217,018	1,113,919
Amount paid for shares redeemed	(10,136,585)	(7,343,220)

Net increase in net assets resulting from capital transactions	4,205,522	1,099,420

Total Increase in Net Assets	20,800,744	1,948,998

Net Assets
Beginning of year	61,267,258	59,318,260

End of year	$82,068,002	$61,267,258

Accumulated undistributed net investment income	$101,530	$173,161

Share Transactions
Shares sold	807,820	512,880
Shares issued in reinvestment of distributions	12,699	76,663
Shares redeemed	(584,986)	(524,224)

Net increase in shares outstanding	235,533	65,319

See accompanying notes which are an integral part of these financial statements.

11

GREEN OWL INTRINSIC VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
Selected Per Share Data:
Net asset value, beginning of year	$15.08	$14.84	$15.72	$14.99		$11.67

Investment operations:
Net investment income	0.04	0.06	0.08	0.19		0.02
Net realized and unrealized gain (loss) on investments	4.03	0.47	(0.16)	1.11		3.41

Total from investment operations	4.07	0.53	(0.08)	1.30		3.43

Less distributions to shareholders from:
Net investment income	(0.06)	(0.06)	(0.20)	(0.03)		(0.05)
Net realized gains	–	(0.23)	(0.60)	(0.54)		(0.06)

Total distributions	(0.06)	(0.29)	(0.80)	(0.57)		(0.11)

Net asset value, end of year	$19.09	$15.08	$14.84	$15.72		$14.99

Total Return (a)	27.02%	3.65%	(0.60)%	8.86%		29.59%
Ratios and Supplemental Data:
Net assets, end of year (000)	$82,068	$61,267	$59,318	$60,581		$47,129
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.11	%(b)	1.40%
Ratio of expenses to average net assets before waiver and reimbursement	1.32%	1.40%	1.37%	1.38%		1.52%
Ratio of net investment income to average net assets	0.22%	0.41%	0.49%	1.30%		0.14%
Portfolio turnover rate	17%	21%	33%	35%		20%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Includes line of credit interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

12

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2017

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations on December 22, 2011. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These polices are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax

13

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

expense on the statement of operations. The Fund is subject to examination by U.S. federal tax authorities for the last three tax years and the current tax year. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (using procedures approved by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For fiscal year ended October 31, 2017, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) from Investments	Paid in Capital
$(924)	$10	$914

Written Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period, or to the extent that some or all of the risk of the option has been offset by another option. When the Fund writes a covered call option, it maintains a segregated position within its account with its Custodian or as otherwise required by the rules of the exchange the underlying security, of cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. See Note 4 for additional disclosures.

14

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a put option, it maintains a segregated position within its account with the Custodian of cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value. During the year ended October 31, 2017, the Fund utilized covered call options to extend the holding period to obtain long-term capital gain treatment and to take advantage of the option premium to garner a higher exit price than would have been available by immediately selling the stock.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best

15

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

information available in the circumstances. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing agent at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities.

Written option contracts in which the Fund invests are generally traded on an exchange. The options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued at the mean of the last bid and ask prices. The options will generally be categorized as Level 1 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by and subject to review of the Board. These securities will generally be categorized as Level 2 or 3 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings;

16

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

(ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$78,673,741	$–	$–	$78,673,741
Money Market Securities	3,613,989	–	–	3,613,989

Total	$82,287,730	$–	$–	$82,287,730

*Refer	to the Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of October 31, 2017 based on input levels assigned at October 31, 2016.

NOTE 4. DERIVATIVE TRANSACTIONS

Call options written are presented separately on the Statement of Operations under net realized gain on written option transactions and change in unrealized depreciation on written option contracts, respectively. There were no written option contracts held at October 31, 2017. The average monthly market value of written option contracts outstanding during the fiscal year ended October 31, 2017 was $(1,163).

For the year ended October 31, 2017 :

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Written Call Options	Net change in unrealized depreciation on written option contracts	$(43,179)
Equity Risk:
Written Call Options	Net realized gain on written option transactions	$26,762

17

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 5. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended October 31, 2017, the Adviser earned a fee of $730,295 from the Fund before the reimbursement described below. At October 31, 2017, the Fund owed the Adviser $56,250.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year, do not exceed 1.10% of the Fund’s average daily net assets through February 28, 2019. The operating expense limitation also excludes any fees and expenses of acquired funds.

Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. As of October 31, 2017, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $492,088 from the Fund no later than October 31, 2020.

The Trust retains Ultimus Asset Services, LLC (“the Administrator”), to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the year ended October 31, 2017, the Administrator earned fees of $58,225, $29,092 and $22,634 for administration, accounting and transfer agent services, respectively. At October 31, 2017, the Administrator was owed $9,526 from the Fund for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

There were no payments made by the Fund to the Distributor during the year ended October 31, 2017.

During the year ended October 31, 2017, the Fund paid $5,229 to Kovitz Securities, LLC, an affiliate of the Adviser, on the execution of purchases and sales of the Fund’s portfolio investments.

NOTE 6. LINE OF CREDIT

The Fund participates in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“HNB”) expiring on September 5, 2018. Under the terms of the agreement, the Fund may borrow the lesser of $1,000,000 or 5% of the Fund’s daily market value at an interest rate of LIBOR plus 150 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. HNB receives an annual facility fee of 0.125% on $1 million, subject to a minimum fee of $1,250, as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. As of and for the fiscal year ended October 31, 2017, the Fund had no outstanding borrowings under this Line of Credit.

18

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 7. PURCHASES AND SALES

For the year ended October 31, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$13,944,502
Sales	$11,353,120

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2017.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At October 31, 2017, there were no beneficial owners, either directly or indirectly, of more than 25% percent of the Fund.

NOTE 9. FEDERAL TAX INFORMATION

At October 31, 2017, the net unrealized appreciation (depreciation) of investments, including written options and change in unrealized appreciation on foreign currency, for tax purposes were as follows:

Gross Appreciation	$26,742,757
Gross (Depreciation)	(486,161)

Net Appreciation on Investments	$26,256,596

At October 31, 2017, the aggregate cost of securities for federal income tax purposes was $56,031,372.

On December 13, 2017, the Fund paid an income distribution of $0.038528 per share and a long-term capital gain distribution of $0.354739 per share to shareholders of record on December 12, 2017.

The tax characterization of distributions for the fiscal year ended October 31, 2017 and 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary Income*	$230,271	$241,647
Long-Term Capital Gains	–	934,986

Total Distributions	$230,271	$1,176,633

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

19

GREEN OWL INTRINSIC VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2017

NOTE 9. FEDERAL TAX INFORMATION – continued

At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$103,799
Undistributed long-term capital gains	1,527,561
Net unrealized appreciation (depreciation)	26,256,596
Accumulated capital and other losses	(2,269)

$27,885,687

During the fiscal year ended October 31, 2017, the Fund utilized short-term capital loss carryforwards in the amount of $186,968.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment of financial statements or additional disclosure.

20

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Green Owl Intrinsic Value Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Green Owl Intrinsic Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Green Owl Intrinsic Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 27, 2017

21

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

Green Owl Intrinsic Value Fund	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period* May 1, 2017 – October 31, 2017
Actual	$1,000.00	$1,095.20	$5.83
Hypothetical**	$1,000.00	$1,019.64	$5.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes a 5% return before expenses.

22

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the independent trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 50 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Wealth Management, LLC (since April 2014).	None.
Ira Cohen, 58 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 55 Trustee Since March 2017	Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

23

The following table provides information regarding the officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bo J. Howell, 36 Principal Executive Officer and President Since March 2017	Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014). Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 – 2014).	None.
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 52 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.
Matthew J. Miller, 41 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1998 to December 2015), most recently Vice President of Relationship Management (2005 to December 2015).

None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

24

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bryan W. Ashmus, 44 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.
Stephen L. Preston, 50 AML Officer since June 2017	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC (since June 2011); Chief Compliance Officer of Ultimus Fund Distributors, LLC (since June 2011).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 695-3729 to request a copy of the SAI or to make shareholder inquiries.

25

OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2017, the Fund did not designate any long-term capital gain distributions.

26

INVESTMENT ADVISORY AGREEMENT RENEWAL (Unaudited)

Kovitz Investment Group Partners, LLC (“Kovitz”) is an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”). Effective July 3, 2017, an investor group led by Stone Point Capital and KKR acquired a majority ownership interest in Focus, which resulted in a change of control of Kovitz. The change of control of Kovitz in turn resulted in the termination of the Investment Advisory Agreement between Kovitz and Valued Advisers Trust (the “Trust”). At an in-person meeting held on June 8, 2017 the Board of Trustees (the “Board”) considered the approval of a new Investment Advisory Agreement (the “New Agreement”) between the Trust and Kovitz with respect to the Green Owl Intrinsic Value Fund (the “Green Owl Fund”). Kovitz provided written information to the Board to assist the Board in its considerations.

The Board discussed the existing arrangements between Kovitz and the Trust with respect to the Green Owl Fund. The Board reviewed a memorandum from Trust counsel and addressed to the trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement. The Trustees relied in part on their past experience with Kovitz in managing the Green Owl Fund, due to the fact that the personnel and management of Kovitz is expected to remain the same as that currently in place and that no changes are expected as a result of the change of control. They also considered that the New Agreement is identical to the prior agreement (except for the date of effectiveness). They reflected upon their experience with Kovitz, including the information furnished for the Board’s review and consideration in the past at regular Board meetings, as well as information specifically prepared and/or presented in connection with the current approval process, including information presented at the meeting.

The Board requested and was provided with information and reports relevant to the consideration of the approval of the New Agreement, including: (i) reports regarding the services and support provided to the Green Owl Fund and its shareholders by Kovitz; (ii) quarterly assessments of the investment performance of the Green Owl Fund by personnel of Kovitz; (iii) commentary on the reasons for the performance; (iv) presentations by Kovitz addressing its investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Green Owl Fund and Kovitz; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Kovitz; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Kovitz, including financial information, a description of personnel and the services provided to the Green Owl Fund, information on investment advice, performance, summaries of Green Owl Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Green Owl Fund and composite performance of other accounts managed by Kovitz; (c) the anticipated effect of size on the Green Owl Fund’s performance and expenses; and (d) conflicts of interest and benefits to be realized by Kovitz from its relationship with the Green Owl Fund. In considering the foregoing, the Board also considered the impact, if any, that the change of control of Kovitz would have on the ability of Kovitz to continue to provide a similar level and quality of services to the Green Owl Fund and its shareholders as had previously been provided. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Kovitz. In this regard, the Board considered responsibilities that Kovitz would have under the New Agreement. The Trustees considered the services proposed to be provided by Kovitz to the Green Owl Fund and their experience with Kovitz in providing similar services, including without limitation: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Green Owl Fund’s investment objectives and limitations, the coordination of services for the Green Owl Fund among the Green Owl Fund’s service

27

INVESTMENT ADVISORY AGREEMENT RENEWAL (Unaudited) (continued)

providers, and efforts to promote the Green Owl Fund and grow its assets. The Trustees considered Kovitz’s continuity of, and commitment to retain, qualified personnel, Kovitz’s commitment to maintain its resources and systems, and Kovitz’s cooperation with the Board and Counsel for the Green Owl Fund. The Trustees considered Kovitz’s personnel, including the education and experience of the personnel and Kovitz’s compliance program, policies and procedures. The Trustees specifically acknowledged the fact that the personnel associated with the day-to-day management of the Green Owl Fund is not anticipated to change. After considering the foregoing information and further information in the meeting materials provided by Kovitz, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by Kovitz will be satisfactory and adequate for the Green Owl Fund.

2.	Investment Performance of the Green Owl Fund and Kovitz. In considering the investment performance of the Green Owl Fund and Kovitz, the Trustees compared the performance of the Green Owl Fund with the performance of funds in a peer group with similar objectives managed by other investment advisers, as well as with aggregated Morningstar category data. The Trustees also considered the consistency of Kovitz’s management of the Green Owl Fund with its investment objective, strategies, and limitations. When comparing the performance of the Green Owl Fund to that of other funds in the peer group, the Trustees noted that the Green Owl Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2017 was above the average and median of the group. When considering the performance of the Green Owl Fund’s Morningstar category, the Trustees noted that the Green Owl Fund’s performance was higher than the average and median for the 1-year period, slightly below the average and median for the 3-year period, comparable to the average and median for the 5-year period, and above the average and median for the period since inception of the Green Owl Fund. The Trustees also considered the performance of Kovitz’s separate accounts that were managed in a manner similar to that of the Green Owl Fund and they noted that the performance was very comparable and that any differences were reasonable in light of the circumstances. After reviewing and discussing the investment performance of the Green Owl Fund further, Kovitz’s experience managing the Green Owl Fund, the Green Owl Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Green Owl Fund and Kovitz was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Kovitz from the relationship with the Green Owl Fund. In considering the costs of services to be provided and the profits to be realized by Kovitz from the relationship with the Green Owl Fund, the Trustees considered: (1) Kovitz’s financial condition; (2) the asset levels of the Green Owl Fund; (3) the overall expenses of the Green Owl Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Kovitz regarding its profits associated with managing the Green Owl Fund. The Trustees also considered potential benefits for Kovitz in managing the Green Owl Fund. The Trustees then compared the fees and expenses of the Green Owl Fund (including the management fee) to other comparable mutual funds. First, the Trustees compared the fees and expenses of the Green Owl Fund to those of other funds included in a custom peer group of funds with similar strategy and objective. The Trustees noted that the Green Owl Fund’s management fee was the highest in its peer group and the net expense ratio was higher than the average and median. The Trustees then considered the fees and expenses of the Green Owl Fund as compared to other funds in its Morningstar category. They noted that the management fee was higher than the average and median of the category. They also noted that the net expense ratio was closer to the average and median of the category, although still higher. The Trustees acknowledged the commitment of Kovitz to continue to limit the expenses of the Green Owl Fund under the same terms going forward. The Trustees considered the services provided to the Green Owl Fund in light of the advisory fees and the peer group fee data and concluded that the fee was within an acceptable range. The Trustees noted that the management fee was generally less than what Kovitz charges to its separate account clients who had investment strategies and objectives similar to the Green Owl Fund. Based on the foregoing, the Board concluded that the fees to be paid to Kovitz by the Green Owl Fund and the profits to be realized by Kovitz, in light of all the facts and

28

INVESTMENT ADVISORY AGREEMENT RENEWAL (Unaudited) (continued)

circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Kovitz.

4.	The extent to which economies of scale would be realized as the Green Owl Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Green Owl Fund’s investors. In this regard, the Board considered the Green Owl Fund’s proposed fee arrangements with Kovitz, noting that the proposed fees are the same as the current fees paid to Kovitz. The Board considered that while the management fee remained the same at all asset levels, the Green Owl Fund’s shareholders experienced benefits from the Green Owl Fund’s expense limitation arrangement. The Trustees noted that once the Green Owl Fund’s expenses fell below the cap set by the arrangement, the Green Owl Fund’s shareholders would continue to benefit from the economies of scale under the Green Owl Fund’s agreements with service providers other than Kovitz. In light of its ongoing consideration of the Green Owl Fund’s asset levels, expectations for growth in the Green Owl Fund, and fee levels, the Board determined that the Green Owl Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Kovitz.

5.	Possible conflicts of interest and benefits to Kovitz. In considering Kovitz’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Green Owl Fund; the basis of decisions to buy or sell securities for the Green Owl Fund and/or Kovitz’s other accounts; and the substance and administration of Kovitz’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to potential conflicts of interest. The Trustees noted that Kovitz does not utilize soft dollars. The Trustees noted that Kovitz benefits from the Green Owl Fund in that it is able to utilize the Green Owl Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees also noted that Kovitz executes trades for the Green Owl Fund through its affiliated broker dealer and that it is able to benefit from certain hardware, software, administrative and reporting tools that its affiliated broker dealer receives. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to Kovitz. Based on the foregoing, the Board determined that the standards and practices of Kovitz relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Green Owl Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the New Agreement between the Trust and Kovitz.

29

PROXY VOTING RESULTS (Unaudited)

The Adviser is an indirect wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”), a Delaware limited liability company that is a strategic and financial investor in independently-managed wealth management firms. Effective July 3, 2017, an investor group led by Stone Point Capital and KKR acquired a majority ownership interest in Focus, which resulted in a change of control of the Adviser. On September 14, 2017, a special meeting of shareholders of the Fund was held for the purpose of approving a new investment advisory agreement. Below are the voting results from the special meeting:

For	Against	Abstain
2,228,986	3,146	—

30

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾   Social Security number

◾   account balances and account transactions

◾   account transactions, transaction or loss history and purchase history

◾   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-888-695-3729.

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾   open an account or deposit money

◾   buy securities from us or sell securities to us

◾   make deposits or withdrawals from your account or provide account information

◾   give us your account information

◾   make a wire transfer

◾   tell us who receives the money

◾   tell us where to send the money

◾   show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾   affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (888) 695-3729 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Stephen L. Preston, Anti-Money Laundering Officer

INVESTMENT ADVISER

Kovitz Investment Group Partners, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Annual Report October 31, 2017

Foundry Partners Fundamental Small Cap Value Fund

Fund Adviser:

Foundry Partners, LLC

510 First Avenue North, Suite 409

Minneapolis, MN 55403

(800) 247-1014

  Market Overview and Fund Performance

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) returned 22.01% (Institutional Class) during the 12-month period ended October 31, 2017. The Fund’s benchmark, the Russell 2000® Value Index(a) (“Russell 2000”), returned 24.81% for the same period.

Market Review

The U.S. equity markets posted strong returns for the year as investors fled to stocks as it became literally the only game in town. The returns are especially impressive given the wall of worry investors easily scaled including: an upset in the Presidential election, a lack of follow through on Trump’s campaign promises (lower taxes, fiscal stimulus and less regulation), geopolitical stress from North Korea, and the Federal Reserve raising rates and shrinking its balance sheet. The markets’ grind higher was fueled by the economy pushing out a lack luster but steady 2% growth. This consistent growth since the 2008 recession equates to the lowest post-recession growth rate in history. The old adage of “slow and steady wins the race” is certainly applicable in today’s market. For the year, small caps edged out mid cap and large cap and growth trumped value.

Portfolio Review

For the year the Fund underperformed its benchmark. The largest detractors to performance were cash, Health Care, Information Technology, and Financials. Offsetting a portion of this weakness was Energy, Consumer Staples, Materials and Utilities.

Our underweight in the Energy Sector was a large contributor to alpha for the Fund as it was one of the worst performing sectors in the Index. Higher than expected oil inventory levels and the inability for OPEC to cooperate on output quotas weighed upon energy prices. The decision to remain underweight this group has proved positive for the Fund over the past several years. While we continue to scour the universe for names, we have yet to add; waiting for valuations to bottom and fundamentals to heal as the industry works off nearly a decade of excess capacity build. The Materials Sector was another bright area for the Fund. The potential for fiscal stimulus and renewed confidence in the economy combined with lower energy costs was a tailwind for this space. Three of our specialty chemical companies climbed double digits on the back of this tailwind with Kraton up +91%, Olin Corp. up +71%, and Cabot up +19%. Owens-Illinois, a manufacturer of glass containers, also benefited as it climbed +24%. Our silver companies did not fare as well as Coeur Mining fell -32% and Pan American Silver posted a small gain of +2%. Our overweight in Industrials was a positive for the Fund. Many of our holdings posted strong returns with Barnes up +65%; Park-Ohio up +50%; and Hyster-Yale jumping +37%. Brinks Co. was the strongest performer gaining +94%. The company initiated several restructuring initiatives that spurred a turnaround in its U.S. business.

Healthcare was our worst performing sector on a relative basis as the Biotechnology and Pharmaceutical companies rallied. In the small cap space many of these companies do not make money, making it impossible for us to invest in them given our process. For the year Biotechnology was up +67% and Pharmaceuticals was up +31%! Those big numbers account for all, and then some, of our underperformance in the sector. Cash was the largest drag on the

Annual Report

1

  Market Overview and Fund Performance (Continued)

Fund as we have held approximately 5% in cash as the market continued to move higher. In the small cap space it has been over 600 days since we have had a 10% correction! This is the 5th longest stretch out of 52 total periods in the Russell 2000’s history. Although it is not completely unchartered waters, it is certainly a rare occurrence. We continue to believe that valuations are getting extended and like most bubbles they can certainly last longer than many investors think. However, our prudence has served us well over the years as we look to preserve capital when the markets fall. We have steadily reduced the number of positions in the Fund by concentrating on companies with the highest quality given our fundamental work. This combined with our cash position should serve us well when the market eventually corrects and will allow us to quickly position the Fund for the next leg higher.

As volatility increases, we believe that stock picking will become an increasingly important factor in outperformance. This bodes well for our contrarian, fundamental value-driven process, as we continue to focus our efforts on building the Portfolio one stock at a time. We believe this disciplined, value-based approach - together with our conscious decision to avoid chasing overvalued stocks when they rally - has been the key to our success over the past decade.

The Fund’s performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings and Number of Holdings are as of October 31, 2017 and are subject to change at any time.

(a)

The Russell 2000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

Value stocks may remain undervalued for extended periods of time and the market may not recognize the intrinsic value of these securities.

Micro cap and small cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were, or will prove to be, profitable. Current and future holdings are subject to risk.

Annual Report

2

  Investment Results (Unaudited)

Average Annual Total Returns(a) As of October 31, 2017

	Investor Class	Institutional Class	Russell 2000® Value Index(b)
One Year	21.68%	22.01%	24.81%
Three Year	9.69%	9.97%	9.67%
Five Year	14.45%	14.70%	13.58%
Ten Year	7.85%	8.03%	7.04%
Since Inception (8/22/07)	N/A	8.23%	6.96%
Since Inception (12/31/03)	10.76%	N/A	8.44%

	Expense Ratios(c)

	Investor Class	Institutional Class
	1.44%	1.19%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The Russell 2000® Value Index (“Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized, unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated February 28, 2017. Foundry Partners, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2018, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividend expense on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), does not exceed 1.25% of the Fund’s average daily net assets. Information pertaining to the Fund’s expense ratios as of October 31, 2017 can be found on the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Annual Report

3

  Investment Results (Unaudited) (Continued)

The chart above assumes an initial investment of $10,000 made on October 31, 2007 and held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

Annual Report

4

  Fund Holdings (Unaudited)

(a)	As a percent of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report

5

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments

October 31, 2017

Shares		Fair Value
Common Stocks — 95.61%
Consumer Discretionary — 11.46%
31,264	Aaron’s, Inc.	$1,150,515
55,218	Adtalem Global Education, Inc. *	2,040,305
148,506	American Axle & Manufacturing Holdings, Inc. *	2,641,922
28,322	Big Lots, Inc.	1,453,202
130,758	Bloomin’ Brands, Inc.	2,324,877
55,730	Cooper Tire & Rubber Co.	1,827,944
12,065	Helen of Troy Ltd. *	1,120,838
24,374	John Wiley & Sons, Inc., Class A	1,332,039
124,589	KB Home	3,417,476
39,302	M/I Homes, Inc. *	1,312,687
52,792	Meredith Corp.	2,797,976
27,488	Movado Group, Inc.	761,418
		22,181,199
Consumer Staples — 0.44%
34,796	SpartanNash Co.	854,242
Energy — 0.98%
40,559	Aegean Marine Petroleum Network, Inc.	182,516
40,374	Alliance Resource Partners LP	795,368
182,284	Denbury Resources, Inc. *	224,209
317,480	Gran Tierra Energy, Inc. *	688,932
		1,891,025
Financials — 24.55%
69,656	AllianceBernstein Holding LP	1,800,608
42,105	Apollo Commercial Real Estate Finance, Inc.	760,837
40,726	Aspen Insurance Holdings Ltd.	1,747,145
131,027	Associated Banc-Corp.	3,314,983
16,499	Chemical Financial Corp.	869,332
43,861	Donnelley Financial Solutions, Inc. *	943,012
96,295	F.N.B. Corp.	1,299,020
98,593	First Midwest Bancorp, Inc.	2,276,512
217,730	Fulton Financial Corp.	3,962,686

Shares		Fair Value
Common Stocks — (continued)
Financials — (continued)
80,515	Hancock Holding Co.	$3,925,106
21,360	Hanover Insurance Group, Inc.	2,101,397
70,536	International Bancshares Corp.	2,863,762
25,241	Nelnet, Inc., Class A	1,477,608
215,408	Old National Bancorp	3,920,426
25,240	Prosperity Bancshares, Inc.	1,660,287
155,496	TCF Financial Corp.	2,833,137
103,014	Umpqua Holdings Corp.	2,107,666
122,150	Washington Federal, Inc.	4,250,820
35,065	WesBanco, Inc.	1,416,626
48,916	Wintrust Financial Corp.	3,976,382
		47,507,352
Health Care — 3.92%
11,349	Almost Family, Inc. *	502,193
16,983	Charles River Laboratories International, Inc. *	1,974,953
9,690	Integra LifeSciences Holdings Corp. *	453,298
63,717	Owens & Minor, Inc.	1,565,527
53,349	Quality Systems, Inc. *	750,620
122,133	Select Medical Holdings Corp. *	2,338,847
		7,585,438
Industrials — 20.28%
69,890	AAR Corp.	2,718,022
63,349	Aegion Corp. *	1,475,398
136,026	Aircastle Ltd.	3,163,965
48,666	Barnes Group, Inc.	3,167,670
11,485	Brink’s Co./The	874,009
33,576	Crane Co.	2,790,837
33,678	EMCOR Group, Inc.	2,711,416
33,732	EnerSys	2,339,989
44,624	Generac Holdings, Inc. *	2,324,464
57,066	Global Brass & Copper Holdings, Inc.	1,997,310
50,575	Hillenbrand, Inc.	2,000,241
21,935	Hyster-Yale Materials Handling, Inc., Class A	1,721,678
49,339	Korn/Ferry International	2,063,850
25,971	Matthews International Corp., Class A	1,632,277

See accompanying notes which are an integral part of these financial statements.

Annual Report

6

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

October 31, 2017

Shares		Fair Value
Common Stocks — (continued)
Industrials — (continued)
40,752	Navigant Consulting, Inc. *	$705,417
14,861	Park-Ohio Holdings Corp.	700,696
31,161	Regal-Beloit Corp.	2,528,715
80,573	Tutor Perini Corp. *	2,272,159
18,268	Universal Forest Products, Inc.	2,062,457
		39,250,570
Information Technology — 14.82%
57,926	AVX Corp.	1,091,326
29,499	Belden, Inc.	2,357,265
124,690	Celestica, Inc. *	1,253,134
29,524	ChipMOS Technology, Inc. ADR	590,480
45,923	Convergys Corp.	1,181,599
38,983	CSG Systems International, Inc.	1,650,540
37,613	Itron, Inc. *	2,939,456
57,029	IXYS Corp. *	1,408,616
65,025	Kulicke & Soffa Industries, Inc. *	1,472,816
13,763	NETGEAR, Inc. *	642,044
48,676	Plantronics, Inc.	2,207,943
97,051	Sanmina Corp. *	3,175,994
20,397	ScanSource, Inc. *	876,051
22,075	Science Applications International Corp.	1,618,980
24,034	Sykes Enterprises, Inc. *	695,544
23,037	Tech Data Corp. *	2,137,142
152,286	Vishay Intertechnology, Inc.	3,388,363
		28,687,293
Materials — 8.26%
30,128	A Schulman, Inc.	1,184,030
36,910	Cabot Corp.	2,250,034
134,781	Coeur Mining, Inc. *	1,022,988
51,388	Domtar Corp.	2,431,680
43,425	Kraton Corp. *	2,129,128
59,606	Mercer International, Inc.	876,208
125,191	Owens-Illinois, Inc. *	2,990,813
91,083	Pan American Silver Corp.	1,487,385
20,346	Stepan Co.	1,624,832
		15,997,098

Shares		Fair Value
Common Stocks — (continued)
Real Estate — 7.43%
202,358	Ashford Hospitality Trust, Inc.	$1,422,577
192,673	Brandywine Realty Trust	3,369,851
61,546	GEO Group, Inc./The	1,597,119
26,651	Hospitality Properties Trust	761,686
198,758	Lexington Realty Trust	2,011,431
95,991	Mack-Cali Realty Corp.	2,185,715
136,385	Medical Properties Trust, Inc.	1,804,374
50,722	Select Income REIT	1,225,444
		14,378,197
Utilities — 3.47%
34,902	ALLETE, Inc.	2,734,572
18,921	IDACORP, Inc.	1,741,300
46,886	Portland General Electric Co.	2,238,338
		6,714,210
Total Common Stocks (Cost $150,286,410)		185,046,624
Money Market Funds — 6.17%
11,932,254	Federated Government Obligations Fund, Institutional Class, 0.92% (a)	11,932,254
Total Money Market Funds (Cost $11,932,254)		11,932,254
Total Investments (Cost $162,218,664) — 101.78%		196,978,878
Liabilities in Excess of Other Assets — (1.78)%		(3,436,046)
Net Assets — 100.00%		$193,542,832

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.

*	Non-income producing security.

ADR — American Depositary Receipt

The sectors shown on the schedule investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

Annual Report

7

Foundry Partners Fundamental Small Cap Value Fund

Statement of Assets and Liabilities

October 31, 2017

Assets:
Investments in securities, at cost	$162,218,664

Investments in securities, at fair value	196,978,878
Dividends receivable	58,542
Receivable for investments sold	16,547
Receivable for fund shares sold	148,028
Prepaid expenses	14,636
Total assets	197,216,631
Liabilities:
Payable for investments purchased	3,244,720
Payable for shares redeemed	227,462
Payable to Adviser	139,704
Payable to Administrator	18,962
Accrued 12b-1 fees	8,900
Other accrued expenses	34,051
Total liabilities	3,673,799
Net Assets	$193,542,832

Net Assets consist of:
Paid in capital	$152,969,785
Accumulated undistributed net investment income	280,258
Accumulated undistributed net realized gain on investments	5,532,575
Net unrealized appreciation on investments	34,760,214
Net Assets	$193,542,832

Investor Class:
Net Assets	$41,785,781
Shares outstanding	1,718,217
Net asset value, offering and redemption price per share	$24.32

Institutional Class:
Net Assets	$151,757,051
Shares outstanding	6,204,970
Net asset value, offering and redemption price per share	$24.46

See accompanying notes which are an integral part of these financial statements.

Annual Report

8

Foundry Partners Fundamental Small Cap Value Fund

Statement of Operations

Year Ended October 31, 2017

Investment Income:
Dividend income	$2,668,273
Foreign dividend taxes withheld	(8,131)
Total investment income	2,660,142
Expenses:
Investment Adviser	1,445,604
Administration	227,546
Distribution (12b-1) Investor Class	106,698
Registration	54,163
Custodian	31,256
Printing	30,894
Audit and tax preparation	19,565
Legal	18,783
Trustee	9,191
Miscellaneous	50,175
Net operating expenses	1,993,875
Net investment income	666,267
Realized & Change in Unrealized Gain on Investments
Net realized gain on investment transactions	5,897,086
Change in unrealized appreciation on investments	24,884,360
Net realized and change in unrealized gain on investments	30,781,446
Net increase in net assets resulting from operations	$31,447,713

See accompanying notes which are an integral part of these financial statements.

Annual Report

9

Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$666,267	$1,320,906
Net realized gain on investment transactions	5,897,086	3,102,550
Change in unrealized appreciation on investments	24,884,360	5,898,041
Net increase in net assets resulting from operations	31,447,713	10,321,497
Distributions:
Net investment income:
Class A (a)	—	(48,014)
Investor Class (b)	(239,835)	(718,238)
Institutional Class	(848,537)	(1,145,978)
Realized gains:
Class A (a)	—	(384,616)
Investor Class (b)	(870,786)	(5,875,018)
Institutional Class	(2,123,643)	(7,745,108)
Total distributions	(4,082,801)	(15,916,972)
Capital Transactions—Class A: (a)
Proceeds from shares sold	—	1,430,843
Reinvestment of distributions	—	423,710
Shares redeemed in connection with class consolidation	—	(2,502,231)
Amount paid for shares redeemed	—	(2,603,135)
Total Capital Transactions—Class A	—	(3,250,813)
Capital Transactions—Investor Class: (b)
Proceeds from shares sold	7,499,554	5,660,241
Shares issued in connection with class consolidation	—	2,502,231
Reinvestment of distributions	1,094,341	6,521,846
Amount paid for shares redeemed	(12,676,422)	(30,670,094)
Proceeds from redemption fees (c)	—	1,838
Total Capital Transactions—Investor Class	(4,082,527)	(15,983,938)
Capital Transactions—Institutional Class:
Proceeds from shares sold	54,010,989	28,241,114
Reinvestment of distributions	2,800,611	8,579,713
Amount paid for shares redeemed	(23,401,744)	(25,850,060)
Total Capital Transactions—Institutional Class	33,409,856	10,970,767
Net change resulting from capital transactions	29,327,329	(8,263,984)
Total Increase (Decrease) in Net Assets	56,692,241	(13,859,459)
Net Assets:
Beginning of year	136,850,591	150,710,050
End of year	$193,542,832	$136,850,591

Accumulated undistributed net investment income included in net assets at end of year	$280,258	$612,474

See accompanying notes which are an integral part of these financial statements.

Annual Report

10

	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions—Class A: (a)
Shares sold	—	77,514
Shares issued in reinvestment of distributions	—	23,141
Shares redeemed in connection with class consolidation	—	(121,309)
Shares redeemed	—	(145,598)
Total Share Transactions—Class A	—	(166,252)
Share Transactions—Investor Class: (b)
Shares sold	325,986	298,860
Shares issued in connection with class consolidation	—	120,985
Shares issued in reinvestment of distributions	47,292	355,220
Shares redeemed	(551,826)	(1,686,897)
Total Share Transactions—Investor Class	(178,548)	(911,832)
Share Transactions—Institutional Class:
Shares sold	2,339,947	1,537,354
Shares issued in reinvestment of distributions	120,612	465,783
Shares redeemed	(1,011,806)	(1,290,602)
Total Share Transactions—Institutional Class	1,448,753	712,535
(a)	Effective August 29, 2016, Class A was consolidated into Investor Class.
(b)	Retail Class was renamed Investor Class on August 29, 2016.
(c)	Prior to August 30, 2016, a redemption fee of 1.00% was charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

Annual Report

11

Foundry Partners Fundamental Small Cap Value Fund

Financial Highlights

(For a share outstanding throughout each year ended October 31)

	Net Asset Value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
Investor Class
2013	$17.86	0.17		6.08	6.25	(0.08)	(0.16)	(0.24)
2014	$23.87	0.15		2.13	2.28	(0.16)	(2.36)	(2.52)
2015	$23.63	0.19		(0.11)	0.08	(0.18)	(2.12)	(2.30)
2016	$21.41	0.16		1.32	1.48	(0.26)	(2.14)	(2.40)
2017	$20.49	0.05		4.37	4.42	(0.13)	(0.46)	(0.59)
Institutional Class
2013	$17.92	0.20		6.10	6.30	(0.08)	(0.16)	(0.24)
2014	$23.98	0.20	(e)	2.14	2.34	(0.22)	(2.36)	(2.58)
2015	$23.74	0.26		(0.12)	0.14	(0.24)	(2.12)	(2.36)
2016	$21.52	0.25		1.29	1.54	(0.32)	(2.14)	(2.46)
2017	$20.60	0.11		4.39	4.50	(0.18)	(0.46)	(0.64)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charge and redemptions that were changed by the Fund prior to August 30, 2016.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Amount is less than $0.005.
(d)	The expense ratios shown include overdraft fees charged to the Fund. Without these overdraft fees, the expense ratios would be 1.25% for Investor Class and 1.00% for Institutional Class.
(e)	Per share amount has been calculated using the average shares method.

See accompanying notes which are an integral part of these financial statements.

Annual Report

12

Paid in capital from redemption fees		Net Asset Value, end of year	Total return(a)	Net Assets, end of year (000 omitted)	Ratio of net expenses to average net assets		Ratio of expenses (prior to reimbursements) to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)

—	(c)	$23.87	35.38%	$63,976	1.26	%(d)	1.53%	0.72%	28.28%
—	(c)	$23.63	9.89%	$64,020	1.25%		1.37%	0.63%	36.66%
—	(c)	$21.41	0.21%	$60,134	1.37%		1.41%	0.87%	43.59%
—	(c)	$20.49	8.23%	$38,864	1.43%		1.43%	0.84%	12.85%
—		$24.32	21.68%	$41,786	1.36%		1.36%	0.22%	28.16%

—		$23.98	35.55%	$14,689	1.01	%(d)	1.27%	0.95%	28.28%
—		$23.74	10.12%	$82,086	1.00%		1.12%	0.85%	36.66%
—		$21.52	0.46%	$87,023	1.12%		1.16%	1.12%	43.59%
—		$20.60	8.50%	$97,987	1.18%		1.18%	1.05%	12.85%
—		$24.46	22.01%	$151,757	1.11%		1.11%	0.45%	28.16%

See accompanying notes which are an integral part of these financial statements.

Annual Report

13

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2017

Note 1. Organization

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Investor Class shares (Retail Class was renamed Investor Class on August 29, 2016) and Institutional Class shares. Effective on the close of business on August 29, 2016, Class A shares were converted into Investor Class shares.

Note 2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations as incurred. During the fiscal year ended October 31, 2017 the Fund did not incur any interest or penalties.

Annual Report

14

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the fiscal year ended October 31, 2017, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$ —	$89,889	$(89,889)

These differences are primarily due to differing treatments for dividend distributions.

Annual Report

15

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2017

Note 3. Securities Valuation And Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1—unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available).

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair

Annual Report

16

value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$185,046,624	$—	$—	$185,046,624
Money Market Funds	11,932,254	—	—	11,932,254

Total	$196,978,878	$—	$—	$196,978,878

*	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

Annual Report

17

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2017

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. Transfers from Level 2 to Level 1 represent securities which were valued using observable inputs of a similar asset at the beginning of the period but not at October 31, 2017. The following is a summary of the transfer between Level 1 and Level 2 of the fair value hierarchy as of October 31, 2017 based on input levels assigned at October 31, 2016:

Transfers from Level 2 to Level 1
Common Stocks	$590,480

Note 4. Fees And Other Transactions With Affiliates And Other Service Providers

Under the terms of the management agreement between the Trust and the Adviser for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2017, the Adviser earned a fee of $1,445,604 from the Fund. At October 31, 2017, the Fund owed the Adviser $139,704.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividends on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed an annual rate of 1.25% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement. As of October 31, 2017, the Adviser has made no previous waivers that may be recouped. The contractual agreement is in effect through February 28, 2018. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended October 31, 2017, the Adviser did not waive any fees from the Fund.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”), to provide the Fund with administration and compliance, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended October 31, 2017, the Administrator earned fees of $227,546 for administrative services. At October 31, 2017, the Administrator was owed $18,962 for administrative services.

Annual Report

18

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor” or “Unified”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “1940 Act”). The Plan provides that the Fund will pay the Distributor or any registered securities dealer, financial institution or any other person (a “Recipient”) a fee aggregating at a rate of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel; the printing and mailing of prospectuses to other than current Fund shareholders; the printing and mailing of sales literature; and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2017, Investor Class shares 12b-1 expense incurred by the Fund was $106,698. The Fund owed $8,900 for Investor Class shares 12b-1 fees as of October 31, 2017.

Note 5. Purchases And Sales Of Securities

For the fiscal year ended October 31, 2017, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	69,412,156
Sales
U.S. Government Obligations	$—
Other	45,177,057

Note 6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At October 31, 2017, Charles Schwab & Co. (“Schwab”) owned, as record shareholder for the beneficial owners of such shares, 71% of the outstanding shares of the Fund.

Annual Report

19

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2017

Note 7. Federal Income Taxes

At October 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$37,954,687
Gross Unrealized Depreciation	(3,739,167)
Net Unrealized Appreciation on Investments	$34,215,520

At October 31, 2017, the aggregate cost of securities for federal income tax purposes was $162,763,358.

At October 31, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

On December 26, 2017, the Fund paid an income distribution of $0.081757 and $0.143778 for Investor Class and Institutional Class, respectively. The Fund also paid long-term capital gain distribution of $0.725742 per share to shareholders of record.

At October 31, 2017, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Defecit)
$599,530	$5,757,997	$34,215,520	$40,573,047

The tax character of distributions paid from the Fund for the fiscal year ended October 31, 2017 was as follows:

Distributions Paid From*
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$1,283,296	$2,799,505	$4,082,801	$—	$4,082,801

Annual Report

20

The tax character of distributions paid from the Fund for the fiscal year ended October 31, 2016 was as follows:

Distributions Paid From*
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$1,884,915	$14,032,057	$15,916,972	$—	$15,916,972

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income and reclassification of distributions for tax purposes.

Note 8. Commitments And Contingencies

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 9. Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Annual Report

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of Foundry Partners Fundamental Small Cap Value Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Foundry Partners Fundamental Small Cap Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foundry Partners Fundamental Small Cap Value Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 27, 2017

Annual Report

22

  Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information on these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Beginning Account Value, May 1, 2017	Ending Account Value, October 31, 2017	Expenses Paid During the Period (a)	Annualized Expense Ratio

Foundry Partners Fundamental Small Cap Value Fund
Investor Class	Actual		$1,000.00	$1,043.80	$6.90	1.34%
	Hypothetical	(b)	$1,000.00	$1,018.45	$6.82	1.34%
Institutional Class	Actual		$1,000.00	$1,045.30	$5.64	1.09%
	Hypothetical (b)		$1,000.00	$1,019.69	$5.57	1.09%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Annual Report

23

  Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2017, the Fund designated $2,799,506 as 20% long-term capital gain distributions.

Annual Report

24

  Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the independent trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 50 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Wealth Management, LLC (since April 2014).	None.
Ira Cohen, 58 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017).

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

Annual Report

25

  Trustees and Officers (Unaudited) (Continued)

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 55 Trustee Since March 2017	Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the officers of the Trust:

Name, Address*, Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bo J. Howell, 36 Principal Executive Officer and President Since March 2017	Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014). Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 – 2014).	None.
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

Annual Report

26

Name, Address*, Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matthew J. Miller, 41 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1998 to December 2015), most recently Vice President of Relationship Management (2005 to December 2015).

None.
Bryan W. Ashmus, 44 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.
Stephen L. Preston, 50 AML Officer since June 2017	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC (since June 2011); Chief Compliance Officer of Ultimus Fund Distributors, LLC (since June 2011).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

Annual Report

27

  Valued Advisers Trust Privacy Policy

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾   Social Security number

◾   account balances and account transactions

◾    account transactions, transaction or loss history and purchase history

◾   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-247-1014.

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾   open an account or deposit money

◾    buy securities from us or sell securities to us

◾    make deposits or withdrawals from your account or provide account information

◾   give us your account information

◾    make a wire transfer

◾   tell us who receives the money

◾   tell us where to send the money

◾    show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾    sharing for affiliates’ everyday business purposes—information about your creditworthiness

◾   affiliates from using your information to market to you

◾    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 247-1014 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Stephen L. Preston, Anti-Money Laundering Officer

INVESTMENT ADVISER

Foundry Partners, LLC

510 First Avenue North, Suite 409

Minneapolis, MN 55403

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group TM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

DANA LARGE CAP EQUITY FUND

DANA SMALL CAP EQUITY FUND

Annual Report

October 31, 2017

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

(855) 280-9648

www.danafunds.com

Dear Fellow Shareholders,

We are once again pleased to offer you this annual report for the Dana Large Cap Equity Fund and Dana Small Cap Equity Fund for the 12-month period ended October 31, 2017. This eventful 12-month period provided very strong returns for investors. During this time period, the Dana Large Cap Equity Fund (Institutional Class) returned 30.11%, and the Dana Small Cap Equity Fund (Institutional Class) rose 23.08%. The overall market returns were also strong as the S&P 500® Index (“S&P 500”) returned 23.63%, and the Russell 2000® Index (“Russell 2000”) provided a return of 27.85% during the trailing 12-months. The Dana Small Cap Equity Fund just marked the end of its second fiscal year with assets under management doubling from $10 million to approximately $20 million during the last 12 months. The Dana Large Cap Equity Fund experienced more moderate growth, ending the fiscal year at $175 million in assets. We are grateful for our long-term shareholders and happy to see you rewarded for your patience.

As the equity markets continue to reach new highs, we continue to look for companies with good relative earnings, cash flow growth, balance sheet strength, and attractive valuation relative to peers. It is typical that companies exhibiting these characteristics will be rewarded over the long-term regardless of market conditions. We know our shareholders have many investment options to choose from, and we thank you for your continued support of Dana Funds.

Economic and Market Recap:

The fiscal year started with a volatile market reaction to the U.S. presidential election. A pronounced drop in the futures market on Trump’s election victory was quickly followed by a sharp rally that continued for the next month. Equity trading volumes in the days following the election reflected a repositioning based on a surprise election result. On December 14, 2016, the Federal Open Market Committee raised the Federal Reserve (“Fed”) funds rate by 25 basis points – this was only the second time since 2006 that the Fed increased the federal funds rate. While the market paused on this hike, the upswing in equities had only just begun, and positive inflows into equities sustained upward market momentum through the end of this fiscal period.

Economic fundamentals are supporting the equity markets. Real GDP growth has hit 3% the last two quarters. More importantly, for the first time since the financial crisis, the global economy experienced a synchronized upturn with both developed and developing countries growing on a year-over-year basis. U.S. corporations, particularly large ones with overseas exposure, benefitted from the improvement in international markets and a weaker dollar. Corporate earnings growth as measured by the S&P 500 constituents turned from negative to positive in the latter part of 2016 and continued to grow through 2017. Mid-cap and small-cap companies lagged large caps in both earnings growth and stock performance in 2017, in part due to reduced benefits from a declining U.S. dollar. Earnings expectations for these smaller market capitalization companies are forecasted to improve in 2018. With GDP improving, unemployment below 5%, inflation tame, and corporate earnings rising, the Fed raised rates by 25 basis points in March and June, respectively. In addition, the Fed announced its intent to begin to trim its balance sheet in October 2017.

Investors have taken the Fed’s actions as well as several other risks on the horizon in stride. Severe hurricanes in Texas, Florida, and Puerto Rico cost lives. They dislocated people, destroyed

1

commercial and residential properties and damaged supply chains. In the short term, consumption and GDP may rise as construction and replacement demand for all sorts of items take hold. Longer term, there is a cost in terms of growth. Many key domestic fiscal policies, health care and tax reform to name two, are still being debated. Lastly, geopolitical tension between the U.S. and North Korea remains heightened.

Large Cap Fund Performance:

The Dana Large Cap Equity Fund outperformed the S&P 500 by 6.5% during the trailing twelve months ended October 31, 2017. Stock selection was a key driver of outperformance as growth indices broadly outperformed value indices. The Dana investment process focuses on companies that trade at attractive relative valuations yet exhibit consistent growth and profitability.

Several of the Dana Large Cap Equity Fund’s information technology holdings contributed to returns. Lam Research Corporation (LRCX), a semiconductor equipment company, was the largest contributor to the Fund’s return. CDW Corporation (CDW), Activision Blizzard, Inc. (ATVI), and Broadcom Limited (AVGO) also performed well. Recent purchase Intel Corporation (INTC) reported better-than-expected third quarter earnings, and the stock price rallied on this news. Investors have been concerned over Intel’s slowing PC business, yet its newer businesses – cloud servers and mobile products – combined with better cost controls are beginning to deliver. Several Consumer Discretionary holdings experienced rebounds from the prior year, demonstrating that patience can indeed be a virtue. These include Royal Caribbean Cruises Ltd. (RCL) and Lear Corporation (LEA). Lowe’s Companies, Inc. (LOW) and Newell Brands, Inc. (NWL), on the other hand, are experiencing declining fundamentals and disappointing earnings. We sold these positions. Industrial holdings, Boeing Company (BA) and Owens Corning (OC) contributed significantly to returns during the fiscal period. Many stocks in Consumer Staples lagged stocks in other, more growth-oriented sectors. The Fund’s holdings in Altria Group, Inc. (MO), Kimberly-Clark Corporation (KMB), Dr. Pepper Snapple Group, Inc. (DPS), and Ingredion, Inc. (INGR) were weak as a result.

The Fund’s collective holdings have displayed consistent positive earnings growth. Overall, the Dana Large Cap Equity Fund holdings have seen positive earnings revisions to expected future income and revenue projections. We believe the Fund is well-positioned for the current and near-term environment.

Small Cap Fund Performance

The Dana Small Cap Equity Fund lagged the Russell 2000 over the last twelve months. Despite strong absolute returns of over 20%, the ride was anything but smooth during this time period. It started off with Donald Trump winning the U.S. Presidential election. The rhetoric of his campaign led many to believe that small cap stocks would be the biggest beneficiary of his election, and the market reacted sharply in the weeks following his victory with the Russell 2000 returning 11.16% in November. Despite the unbridled enthusiasm at the end of 2016, small caps struggled in the first half of 2017 in comparison to their large cap counterparts. Small caps, due to the lack of international exposure, did not see the same earnings recovery catalyst that propelled large cap stocks for most of the year. However, we are seeing signs of improvement. Overall index volatility has trended lower since the election, so low that some commentators are declaring it a sign of

2

complacency and negative sentiment. This element hides a greater degree of volatility on the individual security level, in both the Russell 2000 and the S&P 500, creating both headaches and opportunities for investors.

Strong stock selection led to nine out of eleven GICS sectors contributing positive returns, and four of our holdings generated returns in excess of 100% over the last twelve months: Coherent, Inc. (COHR), MKS Instruments, Inc. (MKSI), Supernus Pharmaceuticals, Inc. (SUPN), and Marriott Vacations Worldwide Corporation (VAC) led the gainers. On a sector level, energy and health care companies were laggards as volatility punished companies with deteriorating visibility regarding 2017 earnings. Interestingly, factors inherent in our process, namely quality and relative valuation, attributed negative performance to the fund in 4 distinct periods – immediately after the 2016 election, February, June, and August. Normally we expect periods where low-quality stocks rally to be offset by gains in higher quality companies. The latest fiscal year was unbalanced in that regard.

We believe the Dana Small Cap Equity Fund is well positioned regardless of market direction at this time. We continue to focus on companies that are trading at discounts relative to peers, have positive earnings and cash flow generation, and are positioned as leaders in their industries. Our experience has shown that a portfolio of fundamentally strong companies will be rewarded over time, and we believe that the patient investor will reap those benefits.

Respectfully Submitted,

Mark R. Mirsberger, CPA

Chief Executive Officer – Dana Investment Advisors, Inc.

Duane Roberts, CFA

Portfolio Manager and Director of Equities – Dana Investment Advisors, Inc.

3

Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2017

	One Year	Three Year	Five Year	Since Inception (3/1/10)	Since Inception (10/29/13)
Dana Large Cap Equity Fund
Institutional Class	30.11%	9.95%	N/A	N/A	11.64%
Investor Class (formerly, Class N)	29.72%	9.65%	14.13%	14.24%	N/A
S&P 500® Index(b)	23.63%	10.77%	15.18%	13.89%	12.10%
		Expense Ratios(c)
		Institutional Class		Investor Class
Gross		0.91%		1.16%
With Applicable Waivers		0.73%		0.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Large Cap Equity Fund (the “Large Cap Fund”) distributions or the redemption of Large Cap Fund shares. Current performance of the Large Cap Fund may be lower or higher than the performance quoted. The Large Cap Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Large Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Large Cap Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Large Cap Fund’s prospectus dated February 28, 2017. Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to reimburse or limit its fees and to assume other expenses of the Large Cap Fund until February 28, 2018, so that total annual fund operating expenses does not exceed 0.73% of the Large Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Large Cap Fund within three fiscal years following the date in which the expense was incurred, provided that the Large Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Large Cap Fund’s expense ratios as of October 31, 2017 can be found on the financial highlights.

The Large Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Large Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Large Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

Investment Results (Unaudited)

Average Annual Total Return(a) as of October 31, 2017

	One Year	Since Inception (11/3/15)
Dana Small Cap Equity Fund
Institutional Class	23.08%	7.08%
Investor Class	22.73%	6.78%
Russell 2000® Index(b)	27.85%	13.96%
	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	4.23%	4.48%
With Applicable Waivers	0.95%	1.20%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Small Cap Equity Fund (the “Small Cap Fund”) distributions or the redemption of Small Cap Fund shares. Current performance of the Small Cap Fund may be lower or higher than the performance quoted. The Small Cap Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a) Average annual returns reflect any change in price per share and assume the reinvestment of all distributions. The Small Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower.

(b) The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Small Cap Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratios are from the Small Cap Fund’s prospectus dated February 28, 2017. The Adviser has contractually agreed to reimburse or limit its fees and to assume other expenses of the Small Cap Fund until February 28, 2018, so that total annual fund operating expenses does not exceed 0.95% of the Small Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Small Cap Fund within three fiscal years following the date in which the expense was incurred, provided that the Small Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Small Cap Fund’s expense ratios as of October 31, 2017 can be found on the financial highlights.

The Small Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Small Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

Comparison of Growth of $10,000 Investment in the Dana Large Cap Equity Fund, Investor Class (formerly, Class N) and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on March 1, 2010 (commencement of Investor Class operations) held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

6

Comparison of Growth of $10,000 Investment in the Dana Small Cap Equity Fund, Investor Class and the Russell 2000® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 3, 2015 (commencement of Investor Class operations) held through October 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

7

Portfolio Illustration (Unaudited)

October 31, 2017

The following chart gives a visual breakdown of the Large Cap Fund by sector weighting as a percentage of the fair value of portfolio investments.

8

Portfolio Illustration (Unaudited)

October 31, 2017

The following chart gives a visual breakdown of the Small Cap Fund by sector weighting as a percentage of the fair value of portfolio investments.

Availability of Portfolio Schedules (Unaudited)

The Large Cap Fund and the Small Cap Fund (each a “Fund” and collectively the “Funds”) file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available at the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

9

Dana Large Cap Equity Fund

Schedule of Investments

October 31, 2017

Shares		Fair Value
Common Stocks – 98.46%

	Consumer Discretionary – 11.65%
54,000	CBS Corp., Class B	$3,030,480
85,000	Comcast Corp., Class A	3,062,550
89,200	D.R. Horton, Inc.	3,943,532
19,800	Lear Corp.	3,476,682
26,200	PVH Corp.	3,322,422
29,000	Royal Caribbean Cruises Ltd.	3,589,330

		20,424,996

	Consumer Staples – 7.78%
31,000	Dr. Pepper Snapple Group, Inc.	2,655,460
22,400	Ingredion, Inc.	2,807,840
24,000	Kimberly-Clark Corp.	2,700,240
24,600	Philip Morris International, Inc.	2,574,144
52,000	Sysco Corp.	2,892,240

		13,629,924

	Energy – 5.80%
23,000	Chevron Corp.	2,665,470
30,000	Exxon Mobil Corp.	2,500,500
56,000	Halliburton Co.	2,393,440
33,000	Valero Energy Corp.	2,603,370

		10,162,780

	Financials – 14.38%
133,000	Bank of America Corp.	3,642,870
21,000	Chubb Ltd.	3,167,220
15,000	Citigroup, Inc.	1,102,500
92,000	Citizens Financial Group, Inc.	3,496,920
24,000	Comerica, Inc.	1,885,680
29,000	JPMorgan Chase & Co.	2,917,690
66,000	Morgan Stanley	3,300,000
30,000	Prudential Financial, Inc.	3,313,800
110,000	Starwood Property Trust, Inc.	2,366,100

		25,192,780

	Health Care – 14.06%
41,000	AbbVie, Inc.	3,700,250
18,000	Amgen, Inc.	3,153,960
56,000	Baxter International, Inc.	3,610,320
25,600	Johnson & Johnson	3,568,896
92,600	Pfizer, Inc.	3,246,556
23,600	Stryker Corp.	3,654,932
17,600	UnitedHealth Group, Inc.	3,699,872

		24,634,786

See accompanying notes which are an integral part of these financial statements.

10

Dana Large Cap Equity Fund

Schedule of Investments (continued)

October 31, 2017

Shares		Fair Value
Common Stocks – (continued)

	Industrials – 9.82%
43,000	Alaska Air Group, Inc.	$2,839,290
14,000	Boeing Co./The	3,611,720
24,000	Honeywell International, Inc.	3,459,840
44,200	Owens Corning	3,654,898
22,600	Stanley Black & Decker, Inc.	3,651,030

		17,216,778

	Information Technology – 24.07%
3,500	Alphabet, Inc., Class A *	3,615,640
24,200	Apple, Inc.	4,090,768
13,000	Broadcom Ltd.	3,430,830
38,000	Broadridge Financial Solutions, Inc.	3,264,960
50,000	CDW Corp.	3,500,000
1,000	Cisco Systems, Inc.	34,150
100,000	Corning, Inc.	3,131,000
17,900	Facebook, Inc., Class A *	3,223,074
85,000	Intel Corp.	3,866,650
120,000	Juniper Networks, Inc.	2,979,600
19,000	Lam Research Corp.	3,962,830
23,000	MasterCard, Inc., Class A	3,421,710
44,000	Microsoft Corp.	3,659,920

		42,181,132

	Materials – 3.02%
300	Albemarle Corp.	42,267
25,000	Avery Dennison Corp.	2,654,250
22,400	Packaging Corp. of America	2,604,448

		5,300,965

	Real Estate – 2.92%
19,000	American Tower Corp., Class A	2,729,730
37,000	Prologis, Inc.	2,389,460

		5,119,190

	Telecommunication Services – 1.91%
47,000	AT&T, Inc.	1,581,550
29,400	T-Mobile US, Inc. *	1,757,238

		3,338,788

	Utilities – 3.05%
87,000	CenterPoint Energy, Inc.	2,573,460
69,000	Exelon Corp.	2,774,490

		5,347,950

	Total Common Stocks (Cost $140,677,624)	172,550,069

See accompanying notes which are an integral part of these financial statements.

11

Dana Large Cap Equity Fund

Schedule of Investments (continued)

October 31, 2017

Shares		Fair Value
Short-Term Investments – 1.21%

2,116,603	Federated Government Obligations Fund, Institutional Class, 0.92% (a)	$2,116,603

	Total Short-Term Investments (Cost $2,116,603)	2,116,603

	Total Investments – 99.67% (Cost $142,794,227)	174,666,672

	Other Assets in Excess of Liabilities – 0.33%	581,465

	NET ASSETS – 100.00%	$175,248,137

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.
*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

12

Dana Small Cap Equity Fund

Schedule of Investments

October 31, 2017

Shares		Fair Value
Common Stocks – 98.42%

	Consumer Discretionary – 11.28%
5,000	Big Lots, Inc.	$256,550
4,900	Columbia Sportswear Co.	305,662
17,461	Gray Television, Inc. *	271,868
2,770	LCI Industries	342,926
2,262	Lithia Motors, Inc., Class A	256,013
9,308	Marcus Corp./The	252,712
2,424	Marriott Vacations Worldwide Corp.	319,047
5,156	TopBuild Corp. *	340,244

		2,345,022

	Consumer Staples – 2.93%
10,951	Blue Buffalo Pet Products, Inc. *	316,812
7,671	Central Garden & Pet Co. *	292,879

		609,691

	Energy – 3.53%
22,135	Callon Petroleum Co. *	245,477
8,455	Matador Resources Co. *	224,480
10,839	RPC, Inc.	263,496

		733,453

	Financials – 17.26%
9,929	Berkshire Hills Bancorp, Inc.	380,281
13,199	CenterState Bank Corp.	351,621
8,254	First Merchants Corp.	354,922
14,469	Home BancShares, Inc.	325,263
8,316	James River Group Holdings Ltd.	351,933
4,293	Primerica, Inc.	379,931
8,242	Renasant Corp.	341,219
14,204	Sterling Bancorp	355,810
7,075	Stifel Financial Corp.	375,187
6,668	Western Alliance Bancorp *	372,074

		3,588,241

	Health Care – 14.83%
7,281	AMN Healthcare Services, Inc. *	319,636
5,828	ANI Pharmaceuticals, Inc. *	338,490
10,425	BioTelemetry, Inc. *	302,846
15,725	HMS Holdings Corp. *	302,549
2,307	Ligand Pharmaceuticals, Inc., Class B *	335,323
2,991	Masimo Corp. *	262,490
8,809	Natus Medical, Inc. *	373,502
5,375	Prestige Brands Holdings, Inc. *	252,088

See accompanying notes which are an integral part of these financial statements.

13

Dana Small Cap Equity Fund

Schedule of Investments (continued)

October 31, 2017

Shares		Fair Value
Common Stocks – (continued)

	Health Care – 14.83% (continued)
25,595	Sucampo Pharmaceuticals, Inc., Class A *	$255,950
8,147	Supernus Pharmaceuticals, Inc. *	338,915

		3,081,789

	Industrials – 14.91%
11,651	Air Transport Services Group, Inc. *	281,954
6,417	Apogee Enterprises, Inc.	306,283
7,400	Comfort Systems USA, Inc.	327,820
5,586	Lydall, Inc. *	322,871
6,359	MasTec, Inc. *	276,935
4,884	On Assignment, Inc. *	298,999
3,623	Patrick Industries, Inc. *	336,939
6,857	SkyWest, Inc.	322,965
6,430	Tetra Tech, Inc.	316,678
8,855	TriNet Group, Inc. *	307,446

		3,098,890

	Information Technology – 17.65%
4,122	Advanced Energy Industries, Inc. *	349,216
6,699	BroadSoft, Inc. *	367,440
10,911	Ciena Corp. *	232,077
1,393	Coherent, Inc. *	365,955
3,252	Euronet Worldwide, Inc. *	314,273
14,036	Kulicke & Soffa Industries, Inc. *	317,915
3,903	MKS Instruments, Inc.	424,061
32,628	Oclaro, Inc. *	269,834
2,358	Rogers Corp. *	358,605
21,775	TTM Technologies, Inc. *	343,610
13,489	Web.com Group, Inc. *	325,085

		3,668,071

	Materials – 4.50%
14,449	Ferro Corp. *	344,175
6,976	PolyOne Corp.	321,384
3,392	Stepan Co.	270,885

		936,444

	Real Estate – 7.19%
21,488	Armada Hoffler Properties, Inc.	306,634
2,631	CoreSite Realty Corp.	291,383
18,054	Monmouth Real Estate Investment Corp., Class A	307,640
15,738	Preferred Apartment Communities, Inc.	312,399
10,100	STAG Industrial, Inc.	275,730

		1,493,786

See accompanying notes which are an integral part of these financial statements.

14

Dana Small Cap Equity Fund

Schedule of Investments (continued)

October 31, 2017

Shares		Fair Value
Common Stocks – (continued)

	Telecommunication Services – 0.70%
7,606	Consolidated Communications Holdings, Inc.	$145,807

	Utilities – 3.64%
4,824	Chesapeake Utilities Corp.	388,573
4,480	Southwest Gas Corp.	369,107

		757,680

	Total Common Stocks (Cost $17,155,470)	20,458,874

Short-Term Investments – 0.83%

171,273	Federated Government Obligations Fund, Institutional Class, 0.92% (a)	171,273

	Total Short-Term Investments (Cost $171,273)	171,273

	Total Investments – 99.25% (Cost $17,326,743)	20,630,147

	Other Assets in Excess of Liabilities – 0.75%	156,908

	NET ASSETS – 100.00%	$20,787,055

(a)	Rate disclosed is the seven day effective yield as of October 31, 2017.
*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

15

Dana Funds

Statements of Assets and Liabilities

October 31, 2017

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund
Assets
Investments in securities at fair value (cost $142,794,227 and $17,326,743)	$174,666,672	$20,630,147
Receivable for fund shares sold	1,286,287	160,922
Dividends receivable	115,569	5,132
Receivable from Adviser	—	251
Prepaid expenses	22,845	21,544
Total Assets	176,091,373	20,817,996
Liabilities
Payable for fund shares redeemed	291,567	4,349
Payable for investments purchased	422,539	—
Payable to Adviser	79,249	—
Payable for Distribution Fees	8,644	1,424
Payable to Administrator	15,297	7,192
Other accrued expenses	25,940	17,976
Total Liabilities	843,236	30,941
Net Assets	$175,248,137	$20,787,055
Net Assets consist of:
Paid-in capital	$136,832,110	$17,722,313
Accumulated undistributed net investment income (loss)	186,203	(25,143)
Accumulated undistributed net realized gain (loss) from investment transactions	6,357,379	(213,519)
Net unrealized appreciation on investments	31,872,445	3,303,404
Net Assets	$175,248,137	$20,787,055
Institutional Class:
Net Assets	$134,290,838	$14,010,880
Shares outstanding (unlimited number of shares authorized, no par value)	5,930,358	1,225,643
Net asset value (“NAV”), offering and redemption price per share	$22.64	$11.43
Investor Class: (a)
Net Assets	$40,957,299	$6,776,175
Shares outstanding (unlimited number of shares authorized, no par value)	1,808,842	595,457
Net asset value (“NAV”), offering and redemption price per share	$22.64	$11.38

(a)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

See accompanying notes which are an integral part of these financial statements.

16

Dana Funds

Statements of Operations

For the year ended October 31, 2017

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund
Investment Income
Dividend income	$3,291,136	$151,178
Total investment income	3,291,136	151,178
Expenses
Investment Adviser	1,039,462	126,457
Distribution (12b-1):
Class A (a)	3,335	—
Investor Class (a)	90,441	14,090
Administration	82,388	38,000
Registration	51,239	37,505
Fund accounting	47,263	30,000
Transfer agent	29,542	22,725
Audit and tax preparation	18,900	18,400
Legal	16,589	17,332
Insurance	20,635	3,323
Custodian	19,616	4,325
Interest	18,386	7
Printing	14,876	3,077
Trustee	6,259	4,508
Pricing	2,207	2,449
Miscellaneous	12,996	12,526
Total expenses	1,474,134	334,724
Fees contractually waived and expenses reimbursed by Adviser	(277,301)	(170,116)
Net operating expenses	1,196,833	164,608
Net investment income (loss)	2,094,303	(13,430)
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities transactions	13,094,901	63,928
Net change in unrealized appreciation of investment securities	25,349,579	2,944,021
Net realized and change in unrealized gain on investments	38,444,480	3,007,949
Net increase in net assets resulting from operations	$40,538,783	$2,994,519

(a)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

17

See accompanying notes which are an integral part of these financial statements.

Dana Funds

Statements of Changes in Net Assets

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Period Ended October 31, 2016(c)
Increase in Net Assets due to: Operations:
Net investment income (loss)	$2,094,303	$2,470,203	$(13,430)	$2,901
Net realized gain (loss) on investment transactions	13,094,901	(5,226,176)	63,928	(277,656)
Net change in unrealized appreciation of investments	25,349,579	323,264	2,944,021	359,383
Net increase (decrease) in net assets resulting from operations	40,538,783	(2,432,709)	2,994,519	84,628
Distributions From:
Net investment income:
Class A (a)	(18,088)	(13,120)
Institutional Class	(1,652,850)	(1,966,634)	(12,219)	(4,145)
Investor Class (a)	(466,217)	(394,154)	(3,424)	(587)
Total distributions	(2,137,155)	(2,373,908)	(15,643)	(4,732)
Capital Transactions – Class A: (a)
Proceeds from shares sold	88,095	414,562
Shares redeemed in connection with class consolidation	(1,435,747)	—
Reinvestment of distributions	16,810	12,358
Amount paid for shares redeemed	(331,496)	(1,684,118)
Proceeds from redemption fees (b)	—	42
Total Class A	(1,662,338)	(1,257,156)

(a)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

(b)	Prior to February 28, 2017, the Funds charged a 2.00% redemption fee on shares redeemed within 60 days of purchase.
(c)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.

See accompanying notes which are an integral part of these financial statements.

18

Dana Funds

Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Period Ended October 31, 2016(c)
Capital Transactions – Institutional Class:
Proceeds from shares sold	$43,190,437	$74,899,806	$6,663,858	$6,935,349
Reinvestment of distributions	163,064	170,023	11,845	2,967
Amount paid for shares redeemed	(76,805,815)	(50,570,426)	(1,194,695)	(427,018)
Proceeds from redemption fees (b)	4,007	13,598	—	1,840
Total Institutional Class	(33,448,307)	24,513,001	5,481,008	6,513,138
Capital Transactions – Investor Class: (a)
Proceeds from shares sold	1,374,972	2,351,765	2,501,527	4,289,510
Shares issued in connection with class consolidation	1,435,747	—	—	—
Reinvestment of distributions	459,195	386,214	3,424	587
Amount paid for shares redeemed	(3,707,148)	(6,016,995)	(356,670)	(704,373)
Proceeds from redemption fees (b)	—	261	—	132
Total Investor Class	(437,234)	(3,278,755)	2,148,281	3,585,856
Net increase (decrease) in net assets resulting from capital transactions	(35,547,879)	19,977,090	7,629,289	10,098,994
Total Increase in Net Assets	2,853,749	15,170,473	10,608,165	10,178,890
Net Assets
Beginning of period	172,394,388	157,223,915	10,178,890	—
End of period	$175,248,137	$172,394,388	$20,787,055	$10,178,890
Accumulated net investment income (loss) included in net assets at end of period	$186,203	$229,055	$(25,143)	$—

(a)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

(b)	Prior to February 28, 2017, the Funds charged a 2.00% redemption fee on shares redeemed within 60 days of purchase.
(c)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.

See accompanying notes which are an integral part of these financial statements.

19

Dana Funds

Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Period Ended October 31, 2016(c)
Share Transactions – Class A: (a)
Shares sold	4,307	22,982
Shares redeemed in connection with class consolidation	(64,455)	—
Shares issued in reinvestment of distributions	835	699
Shares redeemed	(16,663)	(93,562)
Total Class A	(75,976)	(69,881)
Share Transactions – Institutional Class:
Shares sold	2,049,462	4,226,099	628,613	754,430
Shares issued in reinvestment of distributions	8,132	9,607	1,113	313
Shares redeemed	(3,965,578)	(2,854,088)	(110,673)	(48,153)
Total Institutional Class	(1,907,984)	1,381,618	519,053	706,590
Share Transactions – Investor Class: (a)
Shares sold	66,528	134,234	240,680	465,806
Shares issued in connection with class consolidation	64,333	—	—	—
Shares issued in reinvestment of distributions	22,704	21,807	323	61
Shares redeemed	(184,163)	(341,774)	(33,941)	(77,472)
Total Investor Class	(30,598)	(185,733)	207,062	388,395

(a)

Effective October 13, 2017, the outstanding Class A shares of the Dana Large Cap Equity Fund were exchanged for Class N shares of the Dana Large Cap Equity Fund and immediately following the class exchange Class N shares were re-designated as Investor Class shares.

(c)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.

See accompanying notes which are an integral part of these financial statements.

20

Dana Large Cap Equity Fund – Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period.

	Years Ended October 31,					Period Ended October 31, 2013(a)
	2017		2016	2015	2014
Net asset value, at beginning of period	$17.67		$18.22	$18.52	$17.19	$17.14

Income from investment operations:

Net investment income	0.32		0.26 (b)	0.19	0.26	—	(b)(c)

Net realized and unrealized gain (loss) on investments	4.96		(0.56)	0.52 (d)	2.44	0.05

Total from investment operations	5.28		(0.30)	0.71	2.70	0.05

Distributions from:

Net investment income	(0.31)		(0.25)	(0.19)	(0.25)	—

Net realized gain	—		—	(0.83)	(1.12)	—

Total from distributions	(0.31)		(0.25)	(1.02)	(1.37)	—

Redemption fees	—	(c)	— (c)	0.01	—	—

Net asset value, at end of period	$22.64		$17.67	$18.22	$18.52	$17.19

Total Return (e)	30.11%		(1.66)%	3.89%	16.60%	0.29	%(f)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$134,291		$138,540	$117,663	$6,919	$273

Before waiver:

Ratio of expenses to average net assets	0.92%		0.91%	1.00%	1.68%	1.53	%(g)

After waiver:

Ratio of expenses to average net assets	0.74	%(h)	0.73%	0.73%	0.73%	0.73	%(g)

Ratio of net investment income to average net assets	1.48%		1.45%	1.25%	1.34%	0.49	%(g)

Portfolio turnover (i)	50%		69%	45%	57%	70	%(f)

(a)	The Dana Large Cap Equity Fund’s Institutional Class commenced operations on October 29, 2013.
(b)	Per share net investment income has been determined on the basis of average shares outstanding during the period.
(c)	The amount is less than $0.005 per share.
(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(f)	Not annualized
(g)	Annualized
(h)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the fiscal year ended October 31, 2017.
(i)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

21

Dana Large Cap Equity Fund – Investor Class (formerly Class N)

Financial Highlights

Selected data for a share outstanding throughout each year.

			Years Ended October 31,
	2017		2016	2015	2014	2013
Net asset value, at beginning of year	$17.68		$18.23	$18.54	$17.19	$13.88

Income from investment operations:

Net investment income	0.24		0.22 (a)	0.18	0.19	0.21 (a)

Net realized and unrealized gain (loss) on investments	4.98		(0.57)	0.49 (b)	2.46	3.40

Total from investment operations	5.22		(0.35)	0.67	2.65	3.61

Distributions from:

Net investment income	(0.26)		(0.20)	(0.15)	(0.18)	(0.22)

Net realized gain	—		—	(0.83)	(1.12)	(0.08)

Total from distributions	(0.26)		(0.20)	(0.98)	(1.30)	(0.30)

Redemption fees	—		— (c)	— (c)	— (c)	— (c)

Net asset value, at end of year	$22.64		$17.68	$18.23	$18.54	$17.19

Total Return (d)	29.72%		(1.91)%	3.61%	16.23%	26.35%

Ratios/Supplemental Data:

Net assets at end of year (thousands)	$40,957		$32,514	$36,909	$29,197	$18,306

Before waiver

Ratio of expenses to average net assets	1.17%		1.16%	1.25%	1.93%	1.99%

After waiver

Ratio of expenses to average net assets	0.99	%(e)	0.98%	0.98%	0.98%	0.98%

Ratio of net investment income to average net assets	1.20%		1.22%	1.00%	1.09%	1.33%

Portfolio turnover (f)	50%		69%	45%	57%	70%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	The amount is less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.
(f)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

22

Dana Small Cap Equity Fund – Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period.

	Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net asset value, at beginning of period	$9.30	$10.00

Income from investment operations:

Net investment income	— (b)	0.01

Net realized and unrealized gain (loss) on investments	2.14	(0.70	)(c)

Total from investment operations	2.14	(0.69)

Distributions from:

Net investment income	(0.01)	(0.01)

Total from distributions	(0.01)	(0.01)

Redemption fees	—	—	(b)

Net asset value, at end of period	$11.43	$9.30

Total Return (d)	23.08%	(6.87	)%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$14,011	$6,575

Before waiver:

Ratio of expenses to average net assets	2.02%	4.11	%(f)

After waiver:

Ratio of expenses to average net assets	0.95%	0.95	%(f)

Ratio of net investment income to average net assets	—%	0.12	%(f)

Portfolio turnover (g)	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	The amount is less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

23

Dana Small Cap Equity Fund – Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period.

	Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net asset value, at beginning of period	$9.28	$10.00

Income from investment operations:

Net investment income (loss)	(0.02)	—	(b)

Net realized and unrealized gain (loss) on investments	2.13	(0.71	)(c)

Total from investment operations	2.11	(0.71)

Distributions from:

Net investment income	(0.01)	(0.01)

Total from distributions	(0.01)	(0.01)

Redemption fees	—	—	(b)

Net asset value, at end of period	$11.38	$9.28

Total Return (d)	22.73%	(7.13	)%(e)

Ratios/Supplemental Data:

Net assets at end of period (thousands)	$6,776	$3,604

Before waiver:

Ratio of expenses to average net assets	2.27%	4.53	%(f)

After waiver:

Ratio of expenses to average net assets	1.20%	1.20	%(f)

Ratio of net investment loss to average net assets	(0.25)%	(0.10	)%(f)

Portfolio turnover (g)	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	The amount is less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

24

Dana Funds

Notes to the Financial Statements

October 31, 2017

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Large Cap Fund”) and the Dana Small Cap Equity Fund (the “Small Cap Fund”) (each a “Fund” and collectively, the “Funds”) are each an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Dana Investment Advisors, Inc. (the “Adviser”). Each Fund seeks long-term growth of capital.

The Large Cap Fund and Small Cap Fund currently offer Investor Class shares and Institutional Class shares. Effective on the close of business on October 13, 2017, Class A shares were consolidated into Class N shares of the Large Cap Fund which was subsequently re-designated Investor Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Prior to February 28, 2017, all share classes imposed a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

25

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

For the fiscal year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income quarterly. The Funds intend to distribute their net realized long-term and short-term capital gains, if any, annually. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. For the fiscal year ended October 31, 2017, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss from Investments
Small Cap Fund	$(4,139)	$3,930	$209

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

26

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale.

27

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2017:

Large Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$172,550,069	$–	$–	$172,550,069
Short-Term Investments	2,116,603	–	–	2,116,603
Total	$174,666,672	$–	$–	$174,666,672

Small Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$20,458,874	$–	$–	$20,458,874
Short-Term Investments	171,273	–	–	171,273
Total	$20,630,147	$–	$–	$20,630,147

*	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of October 31, 2017 based on input levels assigned at October 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement for each Fund, manages the Funds’ investments subject to oversight of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% and 0.80% of the average daily net assets of the Large Cap Fund and the Small Cap Fund, respectively. For the fiscal year ended October 31, 2017, the Adviser earned fees of $1,039,462 from the Large Cap Fund and $126,457 from the Small Cap Fund before the waivers

28

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

described below. At October 31, 2017, the Large Cap Fund owed the Adviser $79,249 and the Adviser owed the Small Cap Fund $251.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2018, but only to the extent necessary so that the Funds’ net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 0.73% for Institutional Class and Investor Class for the Large Cap Fund and do not exceed 0.95% for the Institutional Class and Investor Class for the Small Cap Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through February 28, 2018. The expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended October 31, 2017, the Adviser waived fees of $277,301 from the Large Cap Fund and $170,116 from the Small Cap Fund. As of October 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $858,754 and $323,924 from the Large Cap Fund and Small Cap Fund, respectively, pursuant to the aforementioned conditions, no later than October 31, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”), to provide the Funds with administration, compliance, fund accounting, and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. For the fiscal year ended October 31, 2017, fees for administration and compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at October 31, 2017 were as follows:

	Large Cap Fund	Small Cap Fund
Administration	$82,388	$38,000
Fund accounting	47,263	30,000
Transfer agent	29,542	22,725
Payable to Administrator	15,297	7,192

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Funds will pay the Distributor and any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating at a rate of 0.25% of the average

29

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

daily net assets for the Investor Class shares in connection with the promotion and distribution of the Funds’ shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds, or the Adviser, may pay all, or a portion, of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2017, Investor Class and Class A shares 12b-1 expense incurred by the Large Cap Fund was $90,441 and $3,335, respectively and Investor Class shares 12b-1 expense incurred by the Small Cap Fund was $14,090. The Large Cap Fund owed $8,483 and $161 for Investor Class and Class A shares for 12b-1 fees, respectively, as of October 31, 2017 and the Small Cap Fund owed $1,424 for Investor Class shares 12b-1 fees as of October 31, 2017.

During the fiscal year ended October 31, 2017, there were no commissions earned on sales of Class A shares of the Large Cap Fund.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2017, purchases and sales of investment securities, other than short-term investments were as follows:

	Large Cap Fund	Small Cap Fund
Purchases
U.S. Government Obligations	$–	$–
Other	73,662,511	16,330,991
Sales
U.S. Government Obligations	$–	$–
Other	110,394,210	8,979,537

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At October 31, 2017, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder for the beneficial owners of such shares, 59% and 63% of the outstanding shares of the Large Cap Fund and Small Cap Fund, respectively.

30

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Large Cap Fund	Small Cap Fund
Gross Unrealized Appreciation	$34,098,866	$3,604,146
Gross Unrealized Depreciation	(2,234,302)	(308,628)
Net Unrealized Appreciation	$31,864,564	$3,295,518

At October 31, 2017, the aggregate cost of securities for federal income tax purposes was $142,802,108 for the Large Cap Fund and $17,334,629 for the Small Cap Fund.

At October 31, 2017, the difference between book basis and tax basis unrealized appreciation for the Large Cap Fund and Small Cap Fund was attributable primarily to the tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.

On December 27, 2017, the Large Cap Fund paid income distributions of $0.088886 and $0.073258 for Institutional Class and Investor Class, respectively. The Large Cap Fund also paid long-term capital gain distribution of $0.737613 per share to shareholders of record.

On December 27, 2017, the Small Cap Fund paid an income distribution of $0.003301 for Institutional Class.

At October 31, 2017, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

	Large Cap Fund	Small Cap Fund
Undistributed Ordinary Income	$186,203	$–
Undistributed Long-Term Capital Gains	6,365,260	—
Accumulated Capital and Other Losses	–	(230,776)
Unrealized Appreciation (Depreciation)	31,864,564	3,295,518
Total Accumulated Earnings (Deficit)	$38,416,027	$3,064,742

The tax character of distributions for the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Large Cap Fund		Small Cap Fund
	2017	2016	2017	2016
Distributions paid from:
Ordinary Income	$2,137,155	$2,373,908	$11,650	$2,906
Return of Capital	—	–	3,993	1,826
	$2,137,155	$2,373,908	$15,643	$4,732

31

Dana Funds

Notes to the Financial Statements (continued)

October 31, 2017

As of October 31, 2017, the Small Cap Fund had available for tax purposes unused capital loss carryforwards of $203,266 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

During the fiscal year ended October 31, 2017, the Large Cap Fund and the Small Cap Fund utilized short-term capital loss carryforwards in the amount of $6,777,950 and $62,524, respectively.

For the tax year ended October 31, 2017, the Small Cap Fund deferred Qualified Late Year Ordinary losses of $27,510.

NOTE 8. COMMITMENTS AND CONTIGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dana Funds and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dana Funds, comprising Dana Large Cap Equity Fund and Dana Small Cap Equity Fund (the “Funds”), each a series of Valued Advisers Trust, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for Dana Large Cap Equity Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended for Dana Small Cap Equity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dana Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 27, 2017

33

Summary of Fund Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

34

Summary of Fund Expenses (Unaudited) (continued)

			Beginning Account Value, May 1, 2017	Ending Account Value, October 31, 2017	Expenses Paid During Period(a)	Annualized Expense Ratio
Dana Large Cap Equity Fund
Institutional Class	Actual		$1,000.00	$1,115.00	$3.89	0.73%

	Hypothetical	(b)	$1,000.00	$1,021.52	$3.72	0.73%

Investor Class	Actual		$1,000.00	$1,113.60	$5.22	0.98%

	Hypothetical	(b)	$1,000.00	$1,020.26	$4.99	0.98%

			Beginning Account Value, May 1, 2017	Ending Account Value, October 31, 2017	Expenses Paid During Period(a)	Annualized Expense Ratio
Dana Small Cap Equity Fund
Institutional Class	Actual		$1,000.00	$1,075.30	$4.94	0.95%

	Hypothetical	(b)	$1,000.00	$1,020.42	$4.84	0.95%

Investor Class	Actual		$1,000.00	$1,074.60	$6.24	1.20%

	Hypothetical	(b)	$1,000.00	$1,019.16	$6.11	1.20%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s investment adviser for the period beginning May 1, 2017 to October 31, 2017. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

35

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Large Cap Fund and Small Cap Fund designates approximately 100% and 100%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Large Cap Fund’s and Small Cap Fund’s calendar year 2017 ordinary income dividends, 100% and 100%, respectively, qualifies for the corporate dividends received deduction.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the independent trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 50 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Wealth Management, LLC (since April 2014).	None.
Ira P. Cohen, 58 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, Angel Oak Funds Trust (since October 2014); Chairman (since April 2017).
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

36

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 55 Trustee Since March 2017	Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016).	None.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the officers of the Trust:

Name, Address*, Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bo J. Howell, 36 Principal Executive Officer and President Since March 2017	Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014). Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 – 2014).	None.
Brandon R. Kipp, 34 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 53 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.
Matthew J. Miller, 41 Vice President Since December 2011

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1998 to December 2015), most recently Vice President of Relationship Management (2005 to December 2015).

None.

37

Trustees and Officers (Unaudited) (continued)

Name, Address*, Age, Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Bryan W. Ashmus, 44 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.
Stephen L. Preston, 50 AML Officer since June 2017	Current: Chief Compliance Officer, Ultimus Fund Solutions, LLC (since June 2011); Chief Compliance Officer of Ultimus Fund Distributors, LLC (since June 2011).	None.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 280-9648 to request a copy of the SAI or to make shareholder inquiries.

38

Investment Advisory Agreement Renewal (Unaudited)

At a meeting held on June 8, 2017, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “Dana Agreements”) between Valued Advisers Trust (the “Trust”) and Dana Investment Advisors, Inc. (“Dana”) with respect to the Dana Large Cap Equity Fund (the “Large Cap Fund”) and the Dana Small Cap Equity Fund (the “Small Cap Fund”) (collectively, the “Dana Funds”). Dana provided written information to the Board to assist the Board in its considerations.

The Board discussed the contractual arrangements between Dana and the Trust for the Dana Funds. They reflected upon the Board’s prior experience with Dana in managing the Dana Funds, as well as their earlier discussions with Dana.

Counsel then directed the Trustees to a memorandum from his firm that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Dana Agreements. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Dana and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the renewal process, including: (i) reports regarding the services and support provided to the Dana Funds by Dana; (ii) quarterly assessments of the investment performance of the Dana Funds; (iii) commentary on the reasons for the performance; (iv) presentations by Dana addressing its investment philosophy, investment strategy, personnel, and operations of Dana; (v) compliance and audit reports concerning the Dana Funds and Dana; (vi) disclosure information contained in the registration statement of the Trust for the Dana Funds and Dana’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Dana Agreements. The Board also requested and received materials including, without limitation: (a) documents containing information about Dana, including its financial information; a description of its personnel and the services it provides to the Dana Funds; information on Dana’s investment advice and performance; summaries of the Dana Funds’ expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Dana Funds; and (c) the benefits to be realized by Dana from its relationship with the Dana Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Dana Agreements and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Dana. In this regard, the Board considered Dana’s responsibilities under the Dana Agreements. The Trustees considered the services being provided by Dana to the Dana Funds including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Dana Funds’ investment objectives and limitations, its coordination of services for the Dana Funds among their service providers, and its efforts to promote the Dana Funds and grow their assets. The Trustees considered Dana’s continuity of, and commitment to retain, qualified personnel and Dana’s commitment to maintain and enhance its resources and systems, the commitment of Dana’s personnel to finding alternatives and options that allow the Dana Funds to maintain their goals, and Dana’s continued cooperation with the Independent Trustees and Counsel for the Dana Funds. The Trustees considered Dana’s personnel, including their education and experience. After considering the foregoing information and further information in the Meeting materials provided by Dana, the Board

39

Investment Advisory Agreement Renewal (Unaudited) (continued)

concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Dana were satisfactory and adequate for the Dana Funds.

2.	Investment Performance of the Dana Funds and Dana. In this regard, the Trustees compared the performance of each of the Dana Funds with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of each of the Dana Funds’ benchmark. The Trustees also considered the consistency of Dana’s management of the Dana Funds with their investment objectives, strategies, and limitations. The Trustees noted that, as of March 31, 2017, the Large Cap Fund’s performance was close to, but below its peer group average for the 1-year and 3-year periods. The Trustees noted that the Large Cap Fund’s performance was above that of its benchmark for the year-to-date period, but below the benchmark for the 1-year, 3-year, and 5-year periods. When compared to other funds in its Morningstar category, the Trustees observed that the Large Cap Fund’s performance was below the average and median for the 1-year, 3-year, and 5-year periods, but above the average and median for the period since inception of the Large Cap Fund. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the Large Cap Fund and they noted that the performance was relatively comparable. The Trustees considered the performance of the Small Cap Fund, and observed that, as of March 31, 2017, the Small Cap Fund underperformed as compared to the average and median of its peer group for the 1-year period. As compared to its benchmark, the Trustees noted that the Small Cap Fund underperformed for the 1-year and year-to-date periods. They also noted that the Small Cap Fund’s performance was below the average and median of its Morningstar category for the 1-year and since inception periods. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the Small Cap Fund and they noted that the performance was relatively comparable. The Trustees took into consideration discussions with representatives of Dana regarding the reasons for the performance of each of the Dana Funds. After reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Dana Funds and Dana was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Dana from the relationship with the Dana Funds. In this regard, the Trustees considered: (1) Dana’s financial condition; (2) the asset level of the Dana Funds; (3) the overall expenses of each of the Dana Funds; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by Dana regarding its profits associated with managing each of the Dana Funds, noting that Dana is currently waiving a portion of its management fee for its services rendered to each of the Dana Funds. The Trustees also considered potential benefits for Dana in managing the Dana Funds. The Trustees then compared the fees and expenses of the Dana Funds (including the management fee) to other comparable mutual funds. The Trustees noted that the Large Cap Fund’s management fee was slightly above the average and equal to the median of its peer group and above the average and median of its Morningstar category. The Trustees also noted that the Large Cap Fund’s net expense ratio was lower than that of the peer group average and median and below the average and comparable to the median of its Morningstar category, because of Dana’s contractual commitment to limit the expenses of the Large Cap Fund. With respect to the Small Cap Fund, the Trustees noted that the management fee was below the average and median of its peer group and comparable to the average and median of its Morningstar category. They also noted that the Small Cap

40

Investment Advisory Agreement Renewal (Unaudited) (continued)

Fund’s expense ratio was below the average and median of its peer group and below the average and median of its Morningstar category. The Board noted that the fees that Dana assesses for separate account clients that have strategies similar to that of each of the Dana Funds, respectively, could be comparable or lower and they expressed the view that the reasons for such differences were acceptable and reasonable. Based on the foregoing, the Board concluded that the fees to be paid to Dana by each of the Dana Funds and the profits to be realized by Dana, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Dana.

4.	The extent to which economies of scale would be realized as the Dana Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Dana Funds’ investors. In this regard, the Board considered the Dana Funds’ fee arrangements with Dana. The Board considered that while the management fee remained the same at all asset levels, the shareholders experienced benefits from each of the Dana Funds’ expense limitation arrangements. The Trustees noted that once the expenses fell below the cap set by each arrangement, the shareholders would continue to benefit from economies of scale under the Dana Funds’ arrangements with other service providers to the Dana Funds, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of Dana at the inception of each of the Dana Funds to ensure that a cost structure was in place that was beneficial for the Dana Funds as they grew. In light of its ongoing consideration of the Dana Funds’ asset levels, expectations for growth in the Dana Funds, and fee levels, the Board determined that the Dana Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Dana.

5.	Possible conflicts of interest and benefits to Dana. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Dana Funds; the basis of decisions to buy or sell securities for the Dana Funds and the substance and administration of Dana’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Dana’s potential conflicts of interest. The Trustees noted that Dana may utilize soft dollars and the Trustees noted Dana’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to Dana, including the fact that the Dana Funds provide an attractive vehicle for smaller accounts, which may increase the total assets under management by Dana and provide marginal cost efficiency. Based on the foregoing, the Board determined that the standards and practices of Dana relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by Dana in managing the Dana Funds were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Dana Agreements between the Trust and Dana.

41

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾    Social Security number

◾   account balances and account transactions

◾   account transactions, transaction or loss history and purchase history

◾    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-280-9648.

42

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾    open an account or deposit money

◾   buy securities from us or sell securities to us

◾   make deposits or withdrawals from your account or provide account information

◾    give us your account information

◾   make a wire transfer

◾   tell us who receives the money

◾    tell us where to send the money

◾   show your government-issued ID

◾   show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾    sharing for affiliates’ everyday business purposes — information about your creditworthiness

◾    affiliates from using your information to market to you

◾   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾   Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾   Valued Advisers Trust doesn’t jointly market financial products or services to you.

43

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 280-9648 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Stephen L. Preston, Anti-Money Laundering Officer

INVESTMENT ADVISER

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Granite Value Fund:	FY 2017	$13,000
	FY 2016	$13,800

Sound Mind Investing Funds:	FY 2017	$65,000
	FY 2016	$69,000

Green Owl Intrinsic Value Fund:	FY 2017	$13,000
	FY 2016	$13,800

Foundry Partners Fundamental Small Cap Value Fund:	FY 2017	$13,500
	FY 2016	$14,800

Dana Funds:	FY 2017	$27,500
	FY 2016	$29,100

(b)	Audit-Related Fees

Granite Value Fund:	FY 2017	$0
	FY 2016	$0

Sound Mind Investing Funds:	FY 2017	$0
	FY 2016	$0

Green Owl Intrinsic Value Fund:	FY 2017	$0
	FY 2016	$0

Foundry Partners Fundamental Small Cap Value Fund:	FY 2017	$0
	FY 2016	$0

Dana Funds:	FY 2017	$0
	FY 2016	$0

(c)	Tax Fees

Granite Value Fund:	FY 2017	$3,000
	FY 2016	$3,000

Sound Mind Investing Funds:	FY 2017	$15,000
	FY 2016	$15,000

Green Owl Intrinsic Value Fund:	FY 2017	$3,000
	FY 2016	$3,000

Foundry Partners Fundamental Small Cap Value Fund:	FY 2017	$3,000
	FY 2016	$3,000

Dana Funds:	FY 2017	$6,000
	FY 2015	$6,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Granite Value Fund:	FY 2017	$0
	FY 2016	$0

Sound Mind Investing Funds:	FY 2017	$0
	FY 2016	$0

Green Owl Intrinsic Value Fund:	FY 2017	$0
	FY 2016	$0

Foundry Partners Fundamental Small Cap Value Fund:	FY 2017	$0
	FY 2016	$0

Dana Funds:	FY 2017	$0
	FY 2016	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	100%
All Other Fees:	0%

(f)     During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$30,000	$0
FY 2016	$30,000	$0

(h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments. Schedules filed with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) Code is filed herewith.

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Valued Advisers Trust

By
/s/ Bo J. Howell
Bo J. Howell, President and Principal Executive Officer
Date 1/4/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Bo J. Howell
Bo J. Howell, President and Principal Executive Officer
Date 1/4/2018

By
/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer
Date 1/4/2018